EXECUTION COPY

                        MORTGAGE LOAN PURCHASE AGREEMENT
                        --------------------------------



     Mortgage Loan Purchase Agreement, dated as of December 1, 1998 (the "Agreement"), between First Union National Bank (the "Seller") and First Union Commercial Mortgage Securities, Inc. (the "Purchaser").

     The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") as provided herein. The Purchaser intends to deposit the Mortgage Loans into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of the Cut-off Date, among the Purchaser as depositor, First Union National Bank as master servicer (in such capacity, the "Master Servicer"), Lennar Partners, Inc., as special servicer (in such capacity, the "Special Servicer"), and Norwest Bank Minnesota, National Association as trustee (the "Trustee"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement.

     Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

SECTION 1. Agreement to Purchase.

     (a) The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $1,165,454,045.66 (the "Initial Pool Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date whether or not received. The purchase and sale of the Mortgage Loans shall take place on December 23, 1998 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration (the "Aggregate Purchase Price") for the Mortgage Loans shall consist of a cash amount equal to the Initial Pool Balance plus interest accrued on the Initial Pool Balance at the related Net Mortgage Rate for the period from and including the Cut-off Date up to but

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not including the Closing Date less fees and expenses payable by the Seller. The
Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

     The Purchaser will assign to the Trustee, all of its right, title and interest in and to the Mortgage Loans.

SECTION 2. Conveyance of Mortgage Loans.

     (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

     (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

     (c) The Seller hereby represents and warrants that it has, on behalf of the Purchaser, delivered to the Trustee, the documents and instruments specified below with respect to each Mortgage Loan (each a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall, except as otherwise disclosed on Exhibit B hereto, contain the following documents:

          (i) the original executed Mortgage Note including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto) together with any intervening endorsements thereon, endorsed (without recourse, representation or warranty, express or implied) to the order of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee for the registered holders of First Union Commercial Mortgage Trust, Commercial Mortgage
               Pass-

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               Through Certificates, FUNB Series 1999-C1 or in blank;

          (ii) an original or copy of the Mortgage and any intervening assignments thereof, in each case with evidence of recording indicated thereon;

          (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any intervening assignments thereof, in each case with evidence of recording indicated thereon;

          (iv) an original executed assignment, in recordable form, of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage) and (c) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee for the registered holders of First Union Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, FUNB Series 1999-C1, in recordable form;

          (v) an original assignment of all unrecorded documents relating to the Mortgage Loan, in favor of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee for the registered holders of First Union Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, FUNB Series 1999-C1;

          (vi) originals or copies of any written modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been modified;

         (vii) the original or a copy of the policy or certificate of lender's title insurance issued on the date of the origination of such Mortgage Loan, or, if such policy has not been issued, an irrevocable, binding commitment to issue such title insurance policy; and

        (viii) any filed copies (with evidence of filing) of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC Financing

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               Statements, an original UCC-2 or UCC-3 assignment, in form suitable for filing, as appropriate, in favor of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee for the registered holders of First Union Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, FUNB Series 1999-C1; and

          (ix) an original or copy of any Ground Lease, any Credit Lease and any Lease Enhancement Policy, RVI Policy or Guaranty.

          (d) Within 30 days following the Closing Date, the Purchaser shall submit or cause to be submitted for recordation or filing, as the case may be, in the appropriate public office for real property records or Uniform Commercial Code financing statements, as appropriate, each assignment of Mortgage and each assignment of Assignment of Leases referred to in clause (iv) of subsection (c) above and each UCC-2 and UCC-3 in favor of and delivered to the Trustee constituting part of the Mortgage File. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Purchaser or its designee.

          (e) All documents and records (except attorney-client privileged communication and internal credit analysis of the Seller) relating to each Mortgage Loan and in the Seller's possession (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee shall be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.

SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

               (i) The Seller is a national banking association validly existing under the laws of the United States of America and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

               (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding

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          obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights in general, as they may be applied in the context of the insolvency of a national banking association, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws.

               (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's articles of association or By-Laws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound.

               (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder.

               (v) The Seller is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

               (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this


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          Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

               (vii) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement.

               (viii) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute reasonably equivalent value at least equal to the fair market value of the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

     (b) The Seller hereby makes the representations and warranties contained in
Schedule I, Schedule II, Schedule III and Schedule IV hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date, with respect to (and solely with respect to) each Mortgage Loan.

     (c) If the Seller receives written notice of a Document Defect or a Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement relating to a Mortgage Loan, then the Seller shall not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days of any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach), if such Document Defect or Breach shall materially and adversely affect the value of the related Mortgage Loan or the interest of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan not later than the end of such

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90-day period (and in no event later than the second anniversary of the Closing
Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount in connection therewith; provided, however, that if such Document Defect or Breach is capable of being cured but not within such 90-day period, such Document Defect or Breach does not relate to the Mortgage Loan not being treated as a Qualified Mortgage, and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, such Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan); and provided, further, that with respect to such additional 90-day period the Seller shall have delivered an Officer's Certificate to the Trustee setting forth the reason such Document Defect or Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach, the Seller shall provide the Officer's Certificate to the Trustee described above as to the reasons such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the forgoing provisions of this Section 3(c), if such Document Defect or Breach shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the Certificates therein, the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect or Breach to be cured or repurchase the affected Mortgage Loan. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in clause (xii) of Schedule I hereof in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

     (d) In connection with any repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the Purchase Price or Substitution Shortfall Amount(s), as applicable, in the Certificate Account, and the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer, respectively, if applicable (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or substituted


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Mortgage Loan, as applicable, and (ii) the Trustee, the Custodian, the Master
Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it.

SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

          (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

          (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (c) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

          (d) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of the Purchaser's Articles of Incorporation or Bylaws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets.

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          (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price.

SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099 at 10:00 A.M., New York time, on the Closing Date.

          The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date; provided, however, that any material inaccuracy in any representation and warranty set forth in or made pursuant to Section 3(b) shall not affect the Purchaser's obligation to purchase the Mortgage Loans not affected by such inaccuracy;

          (b) All documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser in its reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (c) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to Section 2 of this Agreement;

          (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date; and

          (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date.

          Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

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SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

          (a) This Agreement duly executed by the Purchaser and the Seller;

          (b) A Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser and the Underwriters may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the date hereof;

          (c) An Officer's Certificate from an officer of the Seller, dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

          (d) An Officer's Certificate from an officer of the Seller, dated the Closing Date, and upon which the Purchaser and the Underwriters may rely, to the effect that (i) such officer has carefully examined the Prospectus and nothing has come to his attention that would lead him to believe that the Prospectus, as of the date of the Prospectus Supplement or as of the Closing Date, included or includes any untrue statement of a material fact relating to the Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (ii) such officer has examined the Memorandum and nothing has come to his attention that would lead him to believe that the Memorandum, as of the date thereof or as of the Closing Date, included or includes any untrue statement of a material fact relating to the Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

          (e) The resolutions of the requisite committee of the Seller's board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement, the articles of association and by-laws of the Seller, and a certificate of good standing of the Seller issued by the Office

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of the Comptroller of the Currency of the United States not earlier than sixty
(60) days prior to the Closing Date;

          (f) A written opinion of counsel for the Seller, substantially in the form of Exhibit C, with any modifications required by the Purchaser, its counsel or Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

          (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

SECTION 7. Indemnification.

          (a) The Seller shall indemnify and hold harmless the Purchaser, the Underwriters, their respective officers and directors, and each person, if any, who controls the Purchaser or any Underwriter within the meaning of either
Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Memorandum, any Approved Offering Document, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Retained Certificates (if offered pursuant to an Approved Offering Document), or in any revision or amendment of or supplement to any of the foregoing or (B) any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Retained Certificates, or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but only if and to the extent that (I) any such untrue statement or alleged untrue statement or omission or alleged omission arises out of or is based upon an untrue statement or omission with respect to the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties contained in the Data File (it being herein acknowledged that the Data File was and will be used to prepare the Memorandum, any Approved Offering Document including without limitation Annex A thereto, the Diskette, any Computational Materials and ABS Term Sheets and any items similar to Computational Materials and ABS Term Sheets, (II) any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact is with respect to, or arises

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out of or is based upon an untrue statement or omission of a material fact with respect to, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Seller set forth (X) in the Memorandum and any Approved Offering Document under the headings (or corresponding headings with respect to any Approved Offering Document): "SUMMARY OF PPM SUPPLEMENT--THE PARTIES-The Mortgage Loan Seller", "THE MORTGAGE LOANS", "RISK FACTORS--Certain Risk Factors Associated With the Mortgage Loans" and "DESCRIPTION OF THE MORTGAGE POOL" and (Y) on Annex A to the Memorandum, any Approved Offering Document and, to the extent consistent therewith, on a Diskette, or (III) any such untrue statement or alleged untrue statement or omission or alleged omission arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to
Section 3; provided that the indemnification provided by this Section 7 shall not apply to the extent that such untrue statement or omission of a material fact was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties set forth in the Data File and Annex A to the Memorandum or any Approved Offering Document. This indemnity agreement will be in addition to any liability which the Seller may otherwise have.

          (b) For purposes of this Agreement, "Registration Statement" shall mean such registration statement as shall be filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Base Prospectus" shall mean the prospectus dated December 21, 1998 included as part of the Memorandum or as part of the Registration Statement; "Prospectus Supplement" shall mean any supplement to the Base Prospectus relating to certificates offered pursuant to the Registration Statement; "Memorandum" shall mean the private placement memorandum dated December 23, 1998, relating to the Non-Retained Certificates, including the PPM Supplement (the "PPM Supplement") and the Base Prospectus; "Retained Certificates" shall mean the Class A-1, Class A-2, Class IO-1, Class B, Class C, Class D and Class E; "Non-Retained Certificates" shall mean the Certificates other than the Retained Certificates; "Approved Offering Document" shall mean the Base Prospectus as supplemented by a Prospectus Supplement pursuant to which the Retained Certificates are offered to the public, as may be approved by the Seller; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder letters, the "No-Action Letters"); "Diskette" shall mean the diskette or compact disc attached to the Memorandum and any Approved Offering Document; and "Data File" shall mean the compilation of information and data regarding the Mortgage Loans covered by the Agreed Upon Procedures Letter dated December 23, 1998 and rendered by Deloitte & Touche LLP (a "hard copy" of which Data File was initialed on behalf of the Seller and the Purchaser).

          (c) Promptly after receipt by any person entitled to indemnification under this Section 7 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel selected by the indemnifying party and satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser and the Underwriters, representing all the indemnified parties under Section 7(a) who are parties to such action),
(ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

          (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties.

          (e) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(c) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (f) The indemnity and contribution agreements contained in this
Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, the Underwriters, any of their respective directors or officers, or any person controlling the Purchaser or the Underwriters, and (iii) acceptance of and payment for any of the Certificates.

          (g) Without limiting the generality or applicability of any other provision of this Agreement, the Underwriters shall be third-party beneficiaries of the provisions of this Section 7.

SECTION 8. Costs. The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the following amounts: (i) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus and Memorandum relating to the Certificates; (ii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees);
(iii) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (iv) the fees charged by the Rating Agencies to rate the Certificates so rated; (v) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by Section 2 hereof; and (vi) the cost of obtaining a "comfort letter" from a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans included in the Prospectus and Memorandum. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

SECTION 9. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the

Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

SECTION 11. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

SECTION 14. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

SECTION 16. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters (as intended third party beneficiaries hereof) and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7. This Agreement is enforceable by the Underwriters and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced.

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                              SELLER
                              ------

                              FIRST UNION NATIONAL BANK

                              By:  /s/ BARRY REINER
                                 ---------------------
                              Name:    Barry Reiner
                              Title:   Senior Vice President

                              Address for Notices:
                              One First Union Center
                              301 South College Street
                              Charlotte, North Carolina  28288-0600
                              Attention: Barry Reiner
                              Telecopier No.: (704)383-9601
                              Telephone  No.: (704)374-4499

                              PURCHASER

                             FIRST UNION COMMERCIAL
                             MORTGAGE SECURITIES, INC.


                              By:  /s/ CRAIG LIEBERMAN
                                 ---------------------
                              Name:    Craig Lieberman
                              Title:   Vice President

                              Address for Notices:
                              One First Union Center
                              301 South College Street
                              Charlotte, North Carolina  28288-0600
                              Attention: Craig Lieberman
                              Telecopier No.: (704) 374-6435
                              Telephone  No.: (704) 383-7407

                                   SCHEDULE I
               General Mortgage Representations and Warranties

          (i) The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-Off Date;

          (ii) If such Mortgage Loan was originated by the Seller or an affiliate thereof, then, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; and, if such Mortgage Loan was not originated by the Seller or an affiliate thereof, then, to the best of the Seller's knowledge after having performed the type of due diligence customarily performed by prudent institutional commercial and multifamily mortgage lenders, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan;

          (iii) The Seller owns the Mortgage Loan, has good and marketable title thereto, has full right and authority to sell, assign and transfer the Mortgage Loan and is transferring the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, and no provision of the Mortgage Note, Mortgage or other loan document relating to such Mortgage Loan prohibits or restricts the Seller's right to assign or transfer such Mortgage Loan;

          (iv) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder;

          (v) Each of the related Mortgage Note, Mortgage(s), Assignment of Leases, if any, and other agreements executed in connection therewith is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions therein and any state anti-deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (vi) As of the date of its origination, there was no valid offset, defense, counterclaim or right to rescission with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-off Date, to the best knowledge of the Seller, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements;

          (vii) The assignment of the related Mortgage and Assignment of Leases to the Trustee constitutes the legal, valid, binding and enforceable assignment of such Mortgage in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (viii) Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property, which Mortgaged Property is free and clear of all encumbrances and liens having priority over or on a parity with the first lien of such Mortgage, except for (a) liens for real estate taxes and special assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being customarily acceptable to mortgage lending institutions generally or specifically reflected in the appraisal of such Mortgaged Property made in connection with the origination of such Mortgage Loan, and (c) other matters to which like properties are commonly subject and which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by such Mortgage, or the Mortgagor's ability to pay its obligations under the Mortgage Loan as they become due, or materially affect the value or marketability of such Mortgaged Property, and such encumbrances do not materially interfere with the current use or operation of the related Mortgaged Property and, there exists with respect to such Mortgaged Property an assignment of leases and rents provision, whether as part of the related Mortgage or as a separate document or instrument, which establishes and creates a first priority security interest in and to leases and rents arising in respect of the related Mortgaged Property, subject only to encumbrances described in subsections (a),
(b) and (c) of this subparagraph (viii);

          (ix) The Seller has filed and/or recorded in all appropriate public filing and recording offices all UCC-1 financing statements necessary to create and perfect a security interest in and lien on the items of personal property described therein (or, if not filed and/or recorded, has submitted such UCC-1 financing statements for filing and/or recording and such UCC-1 financing statements are in form and substance acceptable for filing and/or recording), to the extent perfection may be effected pursuant to applicable law by recording or filing;

          (x) All taxes and governmental assessments that prior to the Cut-off Date became due and owing in respect of, and affect, each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established;

          (xi) As of the date of its origination, there was no proceeding pending for the total or partial condemnation of each related Mortgaged Property that materially affects the value thereof, and such Mortgaged Property was free of material damage; and, as of the Cut-off Date, the Seller has not received any notice of the commencement of any proceeding for the total or partial condemnation of any related Mortgaged Property that materially affects the value thereof, and such Mortgaged Property is free of material damage;

          (xii) Each related Mortgaged Property is covered by an ALTA (or its equivalent) lender's title insurance policy insuring that each related Mortgage is a valid first lien on such Mortgaged Property in the original principal amount of the Mortgage Loan or there is a binding commitment from a title insurer qualified and licensed in the applicable jurisdiction, as required, to issue such policy; such title insurance policy, if issued, is in full force and effect, is freely assignable and will inure solely to the benefit of the Trustee as mortgagee of record, or any such commitment is a legal, valid and binding obligation of such insurer; no claims have been made under such title insurance policy, if issued; and to the best knowledge of the Seller, no prior mortgagee has done, by act or omission, anything which would materially impair the coverage of any such title insurance policy;

          (xiii) As of the date of its origination, all insurance required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, was in an amount (subject to a customary deductible) at least equal to 100% of the full insurable replacement cost of the improvements located on such Mortgaged Property or an amount in excess of the initial principal balance of the Mortgage Loan, together with an "agreed value endorsement", was in full force and effect with respect to each related Mortgaged Property; and, as of the Cut-off Date, to the best knowledge of the Seller, all insurance required under each Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, is in full force and effect with respect to each related Mortgaged Property; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage, any insurance proceeds in respect of a casualty loss or taking, will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of the Mortgage Loan;

          (xiv) Other than payments due but not yet 30 days or more delinquent, there is, to the best of the Seller's knowledge, (A) no material default, breach, violation or event of acceleration existing under the related Mortgage Note or each related Mortgage, and no event which, with the passage of time or with notice and (B) the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents; the Seller has not waived any other material default, breach, violation or event of acceleration under any of such documents; and under the terms of each Mortgage Loan, each related Mortgage Note, each related Mortgage and the other loan documents in the related Mortgage File, no person or party other than the mortgagee may declare an event of default or accelerate the related indebtedness under such Mortgage Loan, Mortgage Note or Mortgage;

          (xv) As of the Cut-off Date, the Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment;

          (xvi) Except with respect to the Mortgage Loans listed in Exhibit I-XVI hereto which accrue interest on the basis of the actual number of days elapsed over a 360 day year, the Mortgage Loan accrues interest (payable monthly in arrears) at a fixed rate of interest (except with respect to ARD Loans, with respect to which the rate at which interest accrues thereon increases after the Anticipated Repayment Date, except with respect to the Mortgage Loans listed in
Exhibit I-XVI hereto and except in connection with the occurrence of a default and the accrual of default interest) on the basis of a 360-day year consisting of twelve 30-day months;

          (xvii) Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation, except as expressly described in such Mortgage and other than another Mortgage Loan in the Trust Fund;

          (xviii) Such Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Internal Revenue Code of 1986, as amended (the "Code"). For this purpose, Section 860G(a)(3) of the Code shall be applied without regard to the rule contained in Treasury Regulations Section 1.860G-2(f)(2) which treats a defective mortgage loan as a "qualified mortgage" under certain circumstances. Accordingly, the Seller represents and warrants that each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations
Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred;

          (xix) Prepayment Premiums and Yield Maintenance Charges payable with respect to the Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury Regulation Section 1.860G-1(b)(2);

          (xx) One or more environmental site assessments were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s);

          (xxi) The related Mortgage Note, Mortgage(s) and Assignment(s) of Leases, if any, contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property or Properties of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to applicable reorganization, insolvency, moratorium and other similar laws affecting creditors' rights generally as from time to time, in effect, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (xxii) To the best of the Seller's knowledge, after due inquiry, as of the date of origination and to the actual knowledge of the Seller as of the Cut-Off Date, the related Mortgagor is not a debtor in any bankruptcy, reorganization, insolvency or comparable proceeding;

          (xxiii) Such Mortgage Loan is secured by either a mortgage on a fee simple interest or a leasehold estate in a commercial property or multifamily property, including the related Mortgagor's interest in the improvements on the related Mortgaged Property;

          (xxiv) Such Mortgage Loan does not provide for negative amortization;

          (xxv) Except for the Mortgage Loans listed in Exhibit I-XXV, attached hereto (all of which are eligible to receive low-income housing tax credits pursuant to Section 42 of the Internal Revenue Code of 1986), such Mortgage Loan is a whole loan, contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property;

          (xxvi) The related Mortgage contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the mortgagee, any related Mortgaged Property or interest therein, is directly encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property; provided, however, the Mortgage Loans listed in Exhibit I-XXVI hereto, are encumbered by subordinated debt;

          (xxvii) None of the Mortgage Loans permit one or more transfers of the related Mortgaged Property to a person or entity without (A) the satisfaction of certain criteria (including criteria related to bankruptcy remoteness and property management experience) specified in the related Mortgage, and (B) without the ability to accelerate the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged

Property or interest therein is directly or indirectly transferred or sold without the prior written consent of the mortgagee, or sold without the related Mortgagor having satisfied certain conditions specified in the related Mortgage with respect to permitted transfers;

          (xxviii) The Mortgage Loan, together with any other Mortgage Loan made to the same Mortgagor or to an affiliate of such Mortgagor, does not represent more than 5% of the aggregate Initial Pool Balance;

          (xxix) Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage;

          (xxx) Each related Mortgaged Property was inspected by or on behalf of the related originator during the 12 month period prior to the related origination date;

          (xxxi) The terms of the related Mortgage Note or Mortgage do not provide for the release of any material portion of the related Mortgaged Property from the lien of such Mortgage without payment in full of the Mortgage Loan;

          (xxxii) The related Mortgagor has covenanted in the Mortgage Loan documents to maintain the related Mortgaged Property in compliance with all applicable laws, zoning ordinances, rules, covenants and restrictions affecting the construction, occupancy, use and operation of such Mortgaged Property, and the related originator performed the type of due diligence in connection with the origination of such Mortgage Loan customarily performed by prudent institutional commercial and multifamily mortgage lenders with respect to the foregoing matters; the Seller has received no notice and has no actual knowledge of any material violation of any applicable laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of such Mortgaged Property; to the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of such Mortgage Loan), as of the date of such origination, no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property to an extent which would have a material adverse affect on the related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by the title insurance referred to in paragraph (xii) above), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent;

          (xxxiii) Except with respect to Credit Lease Loans, the related Mortgagor has covenanted in the Mortgage Loan documents to deliver each year to the mortgagee an operating statement of each related Mortgaged Property covering the twelve-month period identified therein;

          (xxxiv) With respect to at least 95% of the Mortgage Loans (by balance) having a Cut-off Date Balance in excess of 1% of the Initial Pool Balance, the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property or Mortgaged Properties, as applicable, and assets incidental to its ownership and operation of such Mortgaged Property;

          (xxxv) No advance of funds has been made, directly or indirectly, by the Seller to the Mortgagor other than pursuant to the Mortgage Note and no funds have been received from any person other than such Mortgagor for or on account of payments due on the Mortgage Note;

          (xxxvi) To the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property or the ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan;

          (xxxvii) Such Mortgage Loan complied with all applicable usury laws in effect at its date of origination;

          (xxxviii) To the extent required under applicable law as of the Closing Date, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held the Mortgage Loan to the extent necessary to ensure the enforceability of such Mortgage Loan;

          (xxxix) If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage;

          (xl) The related Mortgage Note is not secured by any collateral that secures a mortgage loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement;

          (xli) The related Mortgaged Property either is not located in a flood hazard area as defined by the Federal Insurance Administration or is covered by flood hazard insurance;

          (xlii) Except with respect to the Mortgage Loans listed on Exhibit I-XLII hereto, one or more engineering assessments were performed by an engineering consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no knowledge of any material and adverse engineering condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s);

          (xliii) All escrow deposits and payments relating to the Mortgage Loan are under control of the Seller or the servicer of such Mortgage Loan and all amounts required as of the date hereof under the Mortgage Loan Documents to be deposited by the related Mortgagor have been deposited;

          (xliv) The related Mortgagor has represented to the Seller that as of the date of origination of the Mortgage Loan, such Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, which were valid and in full force and effect;

          (xlv) The origination, servicing and collection practices used by the Seller or any prior holder of the Mortgage Note have been in all respects legal and have met customary industry standards; and

          (xlvi) Except as set forth in Schedule II, the Mortgage Loan is secured in whole or in part by a fee simple interest.

                                   SCHEDULE II

                   Ground Lease Representations and Warranties

          (i) With respect to any Mortgage Loan that is secured in whole or in material part by the interest of a Mortgagor as a lessee under a Ground Lease but not by the related fee interest:

          (A) Such Ground Lease or a memorandum thereof has been or will be duly recorded and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date;

          (B) Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the Trustee without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing
     Date) and, in the event that it is so assigned, is further assignable by the Trustee and its successors without a need to obtain the consent of such lessor;

          (C) Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the Mortgagee thereunder and that any such action without such consent is not binding on such Mortgagee, its successors or assigns;

          (D) Unless otherwise set forth in the Ground Lease, the Ground Lease does not permit any increase in the amount of rent payable by the ground lessee thereunder during the term of the Mortgage Loan;

          (E) Such Ground Lease was in full force and effect as of the date of origination of the related Mortgage Loan, and to the actual knowledge of the Seller, at the Closing Date, such Ground Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent,
     (1) there is no material default, and (2) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease;

          (F) Such Ground Lease or an estoppel or consent letter received by the Mortgagee from the lessor, requires the lessor thereunder to give notice of any default by the lessee to the Mortgagee; and such Ground Lease, or an estoppel or consent letter received by the Mortgagee from the lessor, further provides either (1) that no notice of termination given under such Ground Lease is effective against the Mortgagee unless a copy has been delivered to the Mortgagee in the manner described in such Ground Lease, estoppel or consent letter or (2) that upon any termination of the Ground Lease the lessor will enter into a new lease with the mortgagee;

          (G) The ground lessee's interest in the Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related ground lessor's related fee interest and any exceptions stated in the related title insurance policy or opinion of title, which exceptions do not and will not materially and adversely interfere with (1) the ability of the related Mortgagor timely to pay in full the principal and interest on the related Mortgage Note, (2) the use of such Mortgaged Property for the use currently being made thereof, or (3) the value of the Mortgaged Property;

          (H) A Mortgagee is permitted a reasonable opportunity to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease;

          (I) Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein) that extends not less than 10 years beyond the Stated Maturity Date of the related Mortgage Loan;

          (J) Under the terms of such Ground Lease, any estoppel or consent letter received by the Mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the Mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

          (K) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender;

          (L) The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy, and for any reason, upon the request of the lender; and

          (M) The terms of the related Ground Lease have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

          (ii) With respect to Mortgage Loans secured in whole or in part by the interest of the related mortgagor under a Ground Lease and by the related fee interest, such fee interest is subject, and subordinated of record, to the related Mortgage, and such Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or other lien upon such fee interest.

                                  SCHEDULE III



               Health Care Facility Representations and Warranties



          With respect to any Mortgage Loan that is secured in whole or in part by a Mortgage Property which is operated as a residential health care facility (a "Facility");

          (A) All governmental licenses, permits, regulatory agreements or other approvals or agreements necessary for the use and operation of each Facility as intended are held by the related Mortgagor or the operator of the Facility, and are in full force and effect, including, without limitation, a valid certificate of need ("CON") or similar certificate, license, or approval issued by the applicable department of health for the requisite number of beds, and approved provider status in any approved provider payment program (collectively, the "Licenses").

          (B) The Licenses (1) may not be, and have not been, transferred to any location other than the Facility; (2) have not been pledged as collateral security for any other loan or indebtedness; and (3) are held free from restrictions or known conflicts which would materially impair the use or operation of the Facility as intended, and are not provisional, probationary or restricted in any way.

          (C) As of the Cut-off Date and to Seller's knowledge, without inquiry,
     (1) as of the Cut-off Date, the Facility has not received a "Level A" (or equivalent) violation which has not been cured to the satisfaction of the applicable governmental agency, and (2) no statement of charges or deficiencies has been made or penalty enforcement action has been undertaken against the Facility, its operator or the Mortgagor or against any officer, director or stockholder of such operator or the Mortgagor by any governmental agency during the last three calendar years, and there have been no violations over the past three years which have threatened the Facility's, the operator's or the Mortgagor's certification for participation in Medicare or Medicaid or the other third-party payors' programs.

                                   SCHEDULE IV

                Credit Lease Loan Representations and Warranties



          With respect to any Mortgage Loan that is a Credit Lease Loan;

          (A) The lease payments due under the related Credit Lease, together with any escrow payments held by the Seller or its designee, are equal to or greater than the payments due with respect to the related Mortgage Loan;

          (B) Except with respect to Credit Lease Loans as indicated in Exhibit IV-B hereto, the Mortgagor does not have monetary obligations under the related Credit Lease, and every monetary obligation associated with managing, owning, developing and operating the leased property, including, but not limited to, the costs associated with utilities, taxes, insurance, maintenance and repairs is an obligation of the related Tenant;

          (C) Except with respect to the Mortgage Loans listed in Exhibit IV-C hereto, the Mortgagor does not have any nonmonetary obligations under the related Credit Lease, except for the delivery of possession of the leased property;

          (D) Except with respect to the Credit Lease Loans listed in Exhibit IV-D hereto, the Mortgagor has not made any representation or warranty in the related Credit Lease, a breach of which would result in the termination of, or an offset or abatement with respect to, such Credit Lease;

          (E) The related Tenant cannot terminate such Credit Lease for any reason prior to the payment in full of: (a) the principal balance of the related Mortgage Loan; (b) all accrued and unpaid interest on such Mortgage Loan; and (c) any other sums due and payable under such Mortgage Loan, as of the termination date, which date is a rent payment date, except for a material default by the related Mortgagor under the Credit Lease or due to a casualty or condemnation event, in which case, a Lease Enhancement Policy insures against such risk;

          (F) In the event the related Tenant assigns or sublets the related leased property, such Tenant (and if applicable, the related guarantor) remains obligated under the related Credit Lease;

          (G) Each property related to a Credit Lease Loan is a separate tax lot;

          (H) The related Tenant has agreed to indemnify the Mortgagor from any claims of any nature (a) to which the Mortgagor is subject because of such Mortgagor's estate in the leased property, or (b) arising from (i) injury to or death of any person or damage to or loss of property on the leased property or connected with the use, condition or occupancy of the leased property, (ii) Tenant's violation of the related Credit Lease, or (iii) any act or omission of the Tenant;

          (I) The related Tenant has agreed to indemnify the Mortgagor from any claims of any nature arising as a result of any hazardous material affecting the leased property and due to such Tenant's use of the leased property;

          (J) In connection with Credit Lease Loans with respect to which a Guaranty exists, the related guarantor guarantees the payment due under the related Credit Lease and such Guaranty, on its face, contains no conditions to such payment;

          (K) With respect to Credit Lease Loans that have the benefit of residual value insurance policies, surety value policies and lease enhancement policies, each such policy has been obtained, and with respect to the Credit Leases other than bond-type leases, the required premiums have been paid; and

          (L) The list of lease guarantors, if any, attached as Exhibit IV-L hereto, is accurate in all material respects.

                                   EXCEPTION EXHIBITS

GENERAL REPS

EXHIBIT I-XVI

CONTROL
NUMBER     PROPERTY NAME
10000      1021/1101/1103-1137/1200 Lawrence; 1200 Clement
10003      131-133 Norwood Street
10004      415-417 Davis; 527-529 Fairfax
10019      Royal Palms
20007      CVS/Revco Drugstore
20022      Lincoln Park West
20025      Midtown Market Shopping Center
20037      St. Johns Village
20042      Towamencin Shopping Village
9821000    Arrowhead Apartments
9821001    Brookstone Manor
9821002    Boca Winds
9821003    Hulen Gardens
9821004    Lexington Downs
9821005    Saddle Club
9821007    Convent Ave.
9821009    Duval Manor Associates
9821011    Hilltop Apartments
9821013    Azalea Apartments
9821014    Signal Hill Apartments
9821015    English Garden Apartments
9821020    Santa Barbara Apartments
9821021    Villa East
9821022    Winterfield
9821023    Sharon Arms
9821024    Granville Apts.
9821025    Milton Road
9821026    2420 Roswell
9821027    Abbey Apts.
9821028    Silver Blue Lake
9821029    Spanish Oaks
9821030    Sutton Plaza
9821031    The Pines at Carolina Place Apartments
9821034    Moorings Apartments
9821037    Silver Hill Apartments
9821038    Thrippence
9821039    Cohannet Village
9821040    Westgate Apartments
9821041    112, 114, 116,120 Strawberry Hill Road
9821045    Sand Cove Apartments
9821046    Kirnwood
9821048    Gardenwood
9821049    Hamilton
9821050    The Meadows at Indian Creek
9821051    Pointe North Apartments
9821052    Welby Park Estates
9821053    Lakeview Townhomes
9821054    Fox Run
9821056    Rene Village
9821058    103 Hemenway
9821059    Vista Bonita Apartments
9821060    Vintage Square Apartments
9821061    Naples Place
9821062    Gardena West Partnership
9821063    Sugarloaf Estates
9821064    The Lenox
9821065    Park South Apartments
9821066    Southern Pines
9821067    Park Lee Apartments
9821068    The Landings
9821069    Scarborough Mews
9821071    Arbor Apartments
9821072    825 & 835 Wisconsin Avenue
9821074    Hilltop House Apartments
9821075    Marlaine North & South Apartments
9821076    Vandermere Mobile Home Park
9821081    Southampton Apartments
9821082    Salem Pines Apartments

GENERAL REPS

EXHIBIT I-XVI

CONTROL
NUMBER     PROPERTY NAME
9821097    Forest Towers
9821098    Park Regency Apartments
9821099    Harbour Key Apartments
9821100    Royal Palm Key Apartments
9821101    Coral Key Apartments
9821102    Planters Crossing
9821107    Sprucemont Apartments
9821109    Birchwood Apartments
9821111    Hamiltonian Gardens
9821112    Woodbine Gardens
9821115    Tennessee Village Apartments
9821121    Country Club Estates
9821122    Butler Ridge/Butler Arms
9821124    Briarwood
9821125    Deville
9821126    The Highlands
9821130    Shelbourne Towers
9821133    Coopers Pond Apts.
9821142    Timber Trails
9821143    Turtle Creek Apts.
9821144    321 East 22nd Street
9821145    Turnberry Towers
9821146    Dutch Village Apartments
9821149    Greenlawn Apartments
9821150    New Meadowbrook Village
9821151    Ridgewood Apartments
9821152    Elms Apartment House
9821154    Westgrove Apartments
9821155    Castilian Lake Park Apartments
9821156    29 Cornelia Street
9822000    Gaston Manor
9822001    Gastonia Village
9822003    Hickory Manor
9822004    Haws Memorial Nursing Home
9822005    Ashwood Place
9822007    Empire Medical Building
9822012    AmeriHost Inn / Athens
9822014    Westlake Village Inn
9822015    Round Grove Crossing Shopping Center / Park Lane Village
9822016    Cabin John Mall and Shopping Center
9822017    Tower Plaza
9822018    Chapel Trail Commerce Center
9822026    Sack And Save Grocery
9822029    Layton Crossing Shopping Center
9822030    Inland Empire Center
9822031    Wilson Square Shopping Center
9822032    Gateway Shopping Center
9822033    Prince George's Metro Center
9822034    Fairfield Inn by Marriott-East
9822035    The Money Store
9822036    Best Buy store # 545
9822037    McAllen Embassy Suites
9822038    Holiday Inn Express
9822039    Redwood Heights
9822041    The Crossings at Akers Mill
9822042    Meadows Mall
9822043    Woodmont Corner
9822044    2995 Baseline Office Building
9822045    Marina Shores Shoppes
9822046    925 Bryant Street
9822047    Comcast Data Center
9822048    Abercorn Street Building
9822049    Holiday Inn  - Bethlehem
9822050    Bethlehem Hampton Inn & Suite
9822051    Gwinnett Place Shoppes
9822053    La Cresta Shopping Center/Self Storage
9822056    Grandview Plaza
9822058    Oak Knoll Nursing & Rehab Center

GENERAL REPS

EXHIBIT I-XVI

CONTROL
NUMBER     PROPERTY NAME
9822059    EZ8 Motel (Good Nite Inn)
9822060    48th Executive Court
9822061    Gateway Plaza
9822062    9201 Fourth Avenue
9822063    Fresh Warehousing
9822064    7 Perimeter Road
9822065    Centre at Woodstock
9822066    Lake Placid Inn & Conference Center
9822067    Fairfield Inn - Chester
9822068    The Millenium Building
9822069    Eckerd Drugstore
9822070    Comfort Inn Max Meadows
9822072    1025 W. St. Georges Avenue
9822074    Southeastern Eye Center Roll Up
9822075    Valley East Plaza
9822078    Warner Self Storage
9822079    F & W Office Park - Bldg. F
9822080    Hampton Inn Miami Airport West
9822082    Ramada Limited Biloxi
9822083    Hampton Inn-Airport
9822085    Briarwood Healthcare Center
9822087    New Brighton Manor
9822089    Best Western Inn at Chimney Hill
9822090    8578 Santa Monica Blvd
9822092    Piggly Wiggly
9822120    Best Western Mayfair Hotel
9822122    Gateway Plaza-Las Vegas
9822123    Bennington Square Shopping Center
9822124    Boykin Center
9822126    Colonial Health Care and Southdale Health Care Centers
9822127    One Capital City Plaza
9822128    Leesburg Plaza Shopping Center
9822131    Best Western Staunton Inn
9822132    Best Western Inn @ Valley View
9822133    Comfort Inn - Lexington
9822134    Comfort Inn Troutville
9822140    Days Inn Oceanside
9822141    Holiday Inn Express
9822143    Best Western Inn @ Hunt Ridge
9822145    Hazel Mini Storage
9822146    Panama City Square Shopping Center
9822147    Stratford Square Shopping Center
9822149    Dyersburg Mall
9822150    Madison Square Shopping Center
9822152    Natchez Mall
9822156    Town West Plaza
9822167    Chesapeake Station
9822174    Michigan Marketplace
9822176    Shoppes at Home Depot
9822183    Rainbow Express Village Center
9822185    Sun Center
9822187    Days Inn Central
9822188    Holiday Inn Rocky Mount
9822189    4600 N. Harlem
9822191    Grass Valley Shopping Center
9822192    Grandview Plaza Office Building

GENERAL REPS

EXHIBIT I-XXV

CONTROL
NUMBER     PROPERTY NAME
9821042    Ashton Pointe/Evergreen
9821016    Little Lotts Creek
9821044    Ashton Pines/Sugar Mill
9821012    Knollwood Apartments
9821018    Pendelton Pines
9821010    Greenridge Apartments

GENERAL REPS

EXHIBIT I-XXVI

CONTROL
NUMBER     PROPERTY NAME
9821068    The Landings

GENERAL REPS

EXHIBIT I-XLII

CONTROL
NUMBER     PROPERTY NAME                                         ENGIN DATE
9821068    The Landings
20025      Midtown Market Shopping Center
30092      Walgreen Pembroke Pines Pines Boulevard
9821006    Clarinbridge
9821010    Greenridge Apartments
9821012    Knollwood Apartments
9821016    Little Lotts Creek
9821030    Sutton Plaza
9821042    Ashton Pointe/Evergreen
9821044    Ashton Pines/Sugar Mill
9821046    Kirnwood
9821109    Birchwood Apartments
9821142    Timber Trails
9822047    Comcast Data Center
9822069    Eckerd Drugstore
9823000    CVS Waltham Main
9823009    Rite Aid Dover
9823010    Rite Aid Littleton
9823012    Rite Aid Louisville - Taylor & Bluegrass
9823026    Rite Aid - Citrus Heights
9823028    Rite Aid - Portland
9823033    CVS York Richland
9823035    Edwards Supermarket - Teaneck
9823082    Rite Aid Norfolk
9823094    Eckerd Pompano Sample
9823097    IHOP Douglasville Douglas Blvd
9823101    CVS Rochester Henrietta
9823109    Rite Aid - Dixie Highway, Lousiville
9823114    Rite Aid Battle Creek
9823115    Rite Aid Saginaw Genesee
9821031    The Pines at Carolina Place Apartments

The above Loans are either newly constructed or have been substantially renovated in the last 18 months.


9823118           Sears Union Center Island                         N/A

An engineering report was not necessitated in connection with this Loan because First Union financed the ground lessor's interest in the fee and not the improvements thereon.


9822032    Gateway Shopping Center                                2/24/97
9821018    Pendelton Pines                                        3/15/96

                                 EXHIBIT IV-B
CONTROL
NUMBER     PROPERTY NAME
9823033    CVS York Richland
9823098    Bunzl Hicksville Duffy
9823099    CVS  Columbia Sparkleberry
9823102    Lowes Hattiesburg Weathersby
9823114    Rite Aid Battle Creek
9823115    Rite Aid Saginaw Genesee
9823113    Eckerd - Charlotte - Harris Blvd
30092      Walgreen Pembroke Pines Pines Boulevard
9823000    CVS Waltham Main
9823030    Walgreens Ft Worth
9823031    Walgreen Jacksonville St Augustine
9823032    Walgreen Melbourne Wickham
9823094    Eckerd Pompano Sample
9823101    CVS Rochester Henrietta
9823121    Walgreen Hialeah 4th Ave
30013      Lowes Queensbury

                  EXHIBIT IV-C
CONTROL
NUMBER     PROPERTY NAME
9823033    CVS York Richland
9823035    Edwards Supermarket - Teaneck
9823098    Bunzl Hicksville Duffy
9823099    CVS  Columbia Sparkleberry
9823102    Lowes Hattiesburg Weathersby
9823114    Rite Aid Battle Creek
9823115    Rite Aid Saginaw Genesee
9823113    Eckerd - Charlotte - Harris Blvd
30092      Walgreen Pembroke Pines Pines Boulevard
9823000    CVS Waltham Main
9823030    Walgreens Ft Worth
9823031    Walgreen Jacksonville St Augustine
9823032    Walgreen Melbourne Wickham
9823094    Eckerd Pompano Sample
9823101    CVS Rochester Henrietta
9823121    Walgreen Hialeah 4th Ave
30013      Lowes Queensbury
9823097    IHOP Douglasville Douglas Blvd
9823118    Sears Union Center Island

           EXHIBIT IV-D
CONTROL
NUMBER     PROPERTY NAME
9823033    CVS York Richland
9823035    Edwards Supermarket - Teaneck
9823098    Bunzl Hicksville Duffy
9823099    CVS  Columbia Sparkleberry
9823102    Lowes Hattiesburg Weathersby
9823114    Rite Aid Battle Creek
9823115    Rite Aid Saginaw Genesee
9823113    Eckerd - Charlotte - Harris Blvd
30092      Walgreen Pembroke Pines Pines Boulevard
9823000    CVS Waltham Main
9823030    Walgreens Ft Worth
9823031    Walgreen Jacksonville St Augustine
9823032    Walgreen Melbourne Wickham
9823094    Eckerd Pompano Sample
9823101    CVS Rochester Henrietta
9823121    Walgreen Hialeah 4th Ave
30013      Lowes Queensbury
9823097    IHOP Douglasville Douglas Blvd
9823118    Sears Union Center Island

           DEALS WITH RVI

CONTROL
NUMBER     PROPERTY NAME                              HAVE RVI    BALLOON AMOUNT
9823009    Rite Aid Dover                                 Y           810,000.00
9823010    Rite Aid Littleton                             Y           974,998.06
9823012    Rite Aid Louisville - Taylor & Bluegrass       Y           719,996.36
9823026    Rite Aid - Citrus Heights                      Y         1,577,999.59
9823028    Rite Aid - Portland                            Y           804,999.14
9823035    Edwards Supermarket - Teaneck                  Y         2,895,819.00
9823042    Motel 6 1118 Austin AP                         Y         1,938,020.12
9823054    Motel 6 1261 Houston - Spring                  Y         1,132,852.34
9823069    Motel 6 1273 Portland                          Y         1,522,953.01
9823072    Motel 6 352 Rapid City                         Y         1,132,852.34
9823074    Motel 6 134 San Antonio (N)                    Y           864,463.08
9823076    Motel 6 284 South Deerfield                    Y         1,089,161.07
9823082    Rite Aid Norfolk                               Y           969,498.36
9823098    Bunzl Hicksville Duffy                         Y         2,103,921.00
9823109    Rite Aid - Dixie Highway, Lousiville           Y           909,999.05
30092      Walgreen Pembroke Pines Pines Boulevard        Y           811,888.11
9823094    Eckerd Pompano Sample                          Y           657,631.62
9823121    Walgreen Hialeah 4th Ave                       Y           777,284.74
30013      Lowe's                                         Y         3,657,407.47

                                 EXHIBIT IV-L

CONTROL                                                   LEASE GUARANTOR -
NUMBER     PROPERTY NAME                                  CTL ONLY
9823009    Rite Aid Dover                                 Rite Aid Corp.
9823010    Rite Aid Littleton                             Rite Aid Corp.
9823012    Rite Aid Louisville - Taylor & Bluegrass       Rite Aid Corp.
9823026    Rite Aid - Citrus Heights                      Rite Aid Corp.
9823028    Rite Aid - Portland                            Rite Aid Corp.
9823033    CVS York Richland                              CVS Corp.
9823035    Edwards Supermarket - Teaneck                  A-Hold
9823042    Motel 6 1118 Austin AP                         Accor SA
9823054    Motel 6 1261 Houston - Spring                  Accor SA
9823069    Motel 6 1273 Portland                          Accor SA
9823072    Motel 6 352 Rapid City                         Accor SA
9823074    Motel 6 134 San Antonio (N)                    Accor SA
9823076    Motel 6 284 South Deerfield                    Accor SA
9823082    Rite Aid Norfolk                               Rite Aid Corp.
9823098    Bunzl Hicksville Duffy                         Bunzl USA, Inc.
9823099    CVS  Columbia Sparkleberry                     CVS Corp.
9823102    Lowes Hattiesburg Weathersby                   Lowe's Companies, Inc
9823109    Rite Aid - Dixie Highway, Lousiville           Rite Aid Corp.
9823114    Rite Aid Battle Creek                          Rite Aid Corp.
9823115    Rite Aid Saginaw Genesee                       Rite Aid Corp.
9823000    CVS Waltham Main                               CVS Corp
9823101    CVS Rochester Henrietta                        CVS Corporation
30013      Lowes Queensbury                               Lowe's Companies, Inc
9823097    IHOP Douglasville Douglas Blvd                 IHOP Corp
9823118    Sears Union Center Island                      Sears, Roebuck and Co.

                                    Exhibit A

                             Mortgage Loan Schedule



Control
Number      Property Name                                                  Address
==============================================================================================================================
10000       1021/1101/1103-1137/1200 Lawrence; 1200 Clement                1021/1101/1103-1137/1200 Lawrence; 1200 Clement
10003       131-133 Norwood Street                                         131-133 Norwood Street
10004       415-417 Davis; 527-529 Fairfax                                 415-417 Davis; 527-529 Fairfax
10019       Royal Palms                                                    40890 Sandy Gale Lane
20007       CVS/Revco Drugstore                                            West Main Street
20022       Lincoln Park West                                              7738-7853 N.W. 44th St
20025       Midtown Market Shopping Center                                 764 Airport Rd.
20037       St. Johns Village                                              10771 Beach Blvd
20042       Towamencin Shopping Village                                    1758 Allentown Rd.
30013       Lowe's Queensbury                                              NEC of Bay & Quaker Roads
30092       Walgreen Pembroke Pines Pines Boulevard                        15911 Pines Boulevard
9821000     Arrowhead Apartments                                           1912 Cambridge Drive
9821001     Brookstone Manor                                               135 Elm Street
9821002     Boca Winds                                                     530 N.E. 47th Street
9821003     Hulen Gardens                                                  7415 Tallow Wind Trail
9821004     Lexington Downs                                                6003 Old Bullard Road
9821005     Saddle Club                                                    3730 South Mill Avenue
9821006     Clarinbridge                                                   770 Towne Green Boulevard
9821007     Convent Ave.                                                   90-100 Convent Avenue
9821009     Duval Manor Associates                                         6350 Greene Street
9821010     Greenridge Apartments                                          2045 Highway 41 South
9821011     Hilltop Apartments                                             908-916 Eastern Avenue, NE
9821012     Knollwood Apartments                                           205 Old Hull Road
9821013     Azalea Apartments                                              431 Block Craighead Road
9821014     Signal Hill Apartments                                         138-102 Signal Hill Drive
9821015     English Garden Apartments                                      500 West Craighead Road
9821016     Little Lotts Creek                                             14 East Jones Avenue
9821018     Pendelton Pines                                                2305 Pendelton Street
9821020     Santa Barbara Apartments                                       9955 Club Creek
9821021     Villa East                                                     2121 Village Lake Drive
9821022     Winterfield                                                    3509 Burner Drive
9821023     Sharon Arms                                                    4313 Colwick Road
9821024     Granville Apts.                                                3730 N. Sharon Amity
9821025     Milton Road                                                    1951 Milton Road
9821026     2420 Roswell                                                   2420 Roswell Avenue
9821027     Abbey Apts.                                                    1415 Abbey Place
9821028     Silver Blue Lake                                               1301 - 1601 NW 103rd Street
9821029     Spanish Oaks                                                   7557 Arlington Expressway
9821030     Sutton Plaza                                                   1230 13th Street, NW
9821031     The Pines at Carolina Place Apartments                         12600 Windy Pines Way
9821034     Moorings Apartments                                            571 Plum Grove Road
9821037     Silver Hill Apartments                                         4227 Silver Hill Road
9821038     Thrippence                                                     3623 Fountain Avenue
9821039     Cohannet Village                                               203 - 207 Winthrop Street
9821040     Westgate Apartments                                            550 Lawrenceville Road
9821041     112, 114, 116,120 Strawberry Hill Road                         112-116-120 Strawberry Hill Road
9821042     Ashton Pointe/Evergreen                                        400 Plaza Trace
9821044     Ashton Pines/Sugar Mill                                        115 Colerain Road
9821045     Sand Cove Apartments                                           3813 Gulf Blvd
9821046     Kirnwood                                                       2600 Bolton Boone Drive
9821048     Gardenwood                                                     1110 Garden Walk Boulevard
9821049     Hamilton (5)                                                   1255 New Hampshire Avenue
9821050     The Meadows at Indian Creek                                    100 Eagle Drive

                                                                                                             Remaining
                                                                                                              Term to
Control                                                       Cut-Off Date        Monthly       Mortgage      Maturity     Maturity
Number      City                  State       Zip Code         Balance ($)     Debt Service     Rate (%)       (Mos.)        Date
===================================================================================================================================
10000       Radford                 VA          24141         2,325,807.83       15,291.75       6.875%         119       11/01/08
10003       Radford                 VA          24141           854,378.38        5,617.38       6.875%         119       11/01/08
10004       Radford                 VA          24141         1,234,102.11        8,113.99       6.875%         119       11/01/08
10019       Palm Desert             CA          92211         3,444,718.22       22,422.52       6.770%         118       10/01/08
20007       Haw River               NC          27258         1,123,217.57        7,203.50       6.625%         118       10/01/08
20022       Sunrise                 FL          33351        11,748,176.20       78,339.37       7.000%         117       09/01/08
20025       Chapel Hill             NC          27514         2,797,758.66       18,854.67       7.120%         179       11/01/13
20037       Jacksonville            FL          33612         3,577,531.34       31,981.62       6.813%         118       10/01/08
20042       Lansdale                PA          19446        10,186,378.87       68,871.13       6.500%         119       11/01/08
30013       Queensbury              NY          12801        11,649,157.48       84,757.90       7.125%         236       08/01/18
30092       Pembroke Pines          FL          33029         2,734,176.86       18,909.76       6.500%         234       06/01/18
9821000     Palantine               IL          60074         6,969,355.30       46,665.24       7.020%         114         6/1/08
9821001     Milford                 NH          03055         2,865,284.01       19,064.10       6.950%         113         5/1/08
9821002     Boca Raton              FL          33431         2,487,225.71       16,548.70       6.950%         113         5/1/08
9821003     Ft. Worth               TX          76133         3,939,765.49       26,213.14       6.950%         113         5/1/08
9821004     Tyler                   TX          75703         6,925,135.27       46,445.37       7.030%         113         5/1/08
9821005     Tempe                   AZ          85282        16,788,773.52      111,703.71       6.950%         113         5/1/08
9821006     Kennesaw                GA          30144        19,500,000.05      113,425.00       6.980%         174         6/1/13
9821007     New York                NY          10027           796,208.60        5,457.41       7.250%         113         5/1/08
9821009     Philadelphia            PA          19144         3,883,537.98       26,393.58       7.170%         114         6/1/08
9821010     Greenbrier              TN          37073         3,066,316.05       23,410.23       8.375%         353         5/1/28
9821011     Washington              DC          20019         1,987,968.37       14,001.60       7.250%         113         5/1/08
9821012     Athens                  GA          30603         1,268,337.23        9,578.65       8.250%         292         4/1/23
9821013     Charlotte               NC          28206         1,133,853.34        8,078.49       7.000%         293         5/1/23
9821014     Statesville             NC          28625         2,975,993.03       21,203.38       7.000%         293         5/1/23
9821015     Charlotte               NC          28206         1,922,491.51       13,697.38       7.000%         293         5/1/23
9821016     Statesboro              GA          30458         1,302,330.41        9,949.35       8.375%         292         4/1/23
9821018     Memphis                 TN          38114         1,621,789.78       13,835.65       9.125%         293         5/1/23
9821020     Houston                 TX          77036         1,788,094.10       13,010.52       7.250%         114         6/1/08
9821021     Charlotte               NC          28212         2,389,968.39       16,307.17       7.210%         174         6/1/13
9821022     Charlotte               NC          28205         1,481,780.43       10,110.44       7.210%         174         6/1/13
9821023     Charlotte               NC          28211           764,789.91        5,218.29       7.210%         174         6/1/13
9821024     Charlotte               NC          28205         2,931,694.57       20,003.46       7.210%         174         6/1/13
9821025     Charlotte               NC          28215         4,033,071.71       27,518.34       7.210%         174         6/1/13
9821026     Charlotte               NC          28209         1,361,397.75        9,281.50       7.210%         175         7/1/13
9821027     Charlotte               NC          28209         3,469,437.47       23,672.57       7.210%         174         6/1/13
9821028     Miami                   FL          33147         3,829,086.01       26,229.68       7.250%         114         6/1/08
9821029     Jacksonville            FL          32211         3,545,046.54       24,140.77       7.190%         114         6/1/08
9821030     Washington              DC          20005         4,978,661.51       33,685.93       7.125%         114         6/1/08
9821031     Pineville               NC          28288         5,672,117.91       38,401.96       7.125%         173         5/1/13
9821034     Roselle                 IL          60172         8,263,664.14       55,331.64       7.020%         114         6/1/08
9821037     Suitland                MD          20746         4,180,095.23       28,651.40       7.250%         113         5/1/08
9821038     Chattanooga             TN          37412         2,239,080.87       15,595.38       7.420%         114         6/1/08
9821039     Taunton                 MA          02780         2,549,074.74       17,247.19       7.125%         174         6/1/13
9821040     Lawrenceville           NJ          08648         2,845,305.05       19,251.51       7.125%         174         6/1/13
9821041     Stamford                CT          06902         3,587,995.99       24,558.35       7.250%         115         7/1/08
9821042     Monroe                  GA          30655           988,533.60        7,825.33       8.780%         354         6/1/28
9821044     St. Mary's              GA          31558         1,345,130.84       10,500.16       8.625%         354         6/1/28
9821045     St. Petersburg          FL          33706         2,730,260.34       18,229.29       7.000%         115         7/1/08
9821046     Desoto                  TX          75115         4,140,244.11       31,909.91       8.500%         211         7/1/16
9821048     Atlanta                 GA          30349        15,500,000.00       88,802.08       6.875%         115         7/1/08
9821049     Washington              DC          20036        16,336,417.51      105,282.24       6.650%         115         7/1/08
9821050     Emmaus                  PA          18049        13,150,062.23       85,614.95       6.750%         115         7/1/08



Control
Number      Property Name                                                  Address
==========================================================================================================================
9821051     Pointe North Apartments                                        4445 Harriet Lane
9821052     Welby Park Estates                                             1399 Phillips Road
9821053     Lakeview Townhomes                                             4811 Likins Circle
9821054     Fox Run                                                        2601 South S.E. Loop
9821056     Rene Village                                                   606 SE Rene Ave
9821057     Kelton Towers                                                  515 Kelton Avenue
9821058     103 Hemenway                                                   103 Hemenway Street
9821059     Vista Bonita Apartments                                        9313 Tally Ho Road
9821060     Vintage Square Apartments                                      1176 Rosemarie Lane
9821061     Naples Place                                                   1900-2052 Sunshine Blvd.
9821062     Gardena West Partnership                                       1261 - 1281 W. Rosecrans Ave.
9821063     Sugarloaf Estates                                              28 River Road
9821064     The Lenox                                                      6014 Winsome Lane
9821065     Park South Apartments                                          Park South Boulevard
9821066     Southern Pines                                                 15373 St. Charles St.
9821067     Park Lee Apartments                                            1600 West Highland Avenue
9821068     The Landings                                                   951-969 Wilcox Street
9821069     Scarborough Mews                                               5th & Orange Streets
9821071     Arbor Apartments                                               2411 Southwest 35th Place
9821072     825 & 835 Wisconsin Avenue                                     825 & 835 Wisconsin Avenue
9821074     Hilltop House Apartments                                       1200 N. Queen Street
9821075     Marlaine North & South Apartments                              1201-1203,1225 N. Pierce Street
9821076     Vandermere Mobile Home Park                                    Old Pactolus Road
9821081     Southampton Apartments                                         1400 Henderson Road
9821082     Salem Pines Apartments                                         1904 East Mulberry Street
9821097     Forest Towers                                                  3500  and 3550 Washington
9821098     Park Regency Apartments                                        130 Van Cortlandt Avenue
9821099     Harbour Key Apartments                                         5749 Gatlin Avenue
9821100     Royal Palm Key Apartments                                      1401 Village Boulevard
9821101     Coral Key Apartments                                           3300 Pinewalk Drive North
9821102     Planters Crossing                                              1447 Stone Rd.
9821103     Rochester Apartments                                           10933 Rochester Avenue
9821104     11640 Kiowa Avenue                                             11640 Kiowa Avenue
9821105     The Carlton Apartment Building                                 11666 Goshen Ave.
9821107     Sprucemont Apartments                                          257 South 16th St.
9821109     Birchwood Apartments                                           4829 Coles Manor Place
9821111     Hamiltonian Gardens                                            Warrenville Road
9821112     Woodbine Gardens                                               1 Woodbine Road
9821115     Tennessee Village Apartments                                   4404 Tennessee Avenue
9821121     Country Club Estates                                           413 West 11th Street
9821122     Butler Ridge/Butler Arms Roll-Up                               1607 Route 23/115-129 Booton Ave.
9821122.1   Butler Arms                                                    115-129 Booton Avenue
9821122.2   Butler Ridge                                                   1607 Route 23
9821124     Briarwood                                                      1355 Briarwood Road
9821125     Deville                                                        3330 Atlanta Road
9821126     The Highlands                                                  2525 Ward Street
9821130     Shelbourne Towers                                              860 Twentieth Street
9821133     Coopers Pond Apts.                                             543 Cricklewood Drive
9821142     Timber Trails                                                  3321 Franklin Street
9821143     Turtle Creek Apts.                                             358 Toftrees Ave
9821144     321 East 22nd Street                                           321 East 22nd Street
9821145     Turnberry Towers                                               1438 Third Avenue
9821146     Dutch Village Apartments                                       2348 Perring Manor Rd.

                                                                                                             Remaining
                                                                                                              Term to
Control                                                       Cut-Off Date        Monthly       Mortgage      Maturity     Maturity
Number      City                  State       Zip Code         Balance ($)     Debt Service     Rate (%)       (Mos.)        Date
===================================================================================================================================
9821051     Bethlehem               PA          18017        12,751,575.48       83,020.56       6.750%         115         7/1/08
9821052     New Bedford             MA          02745         3,308,228.46       22,110.34       7.010%         115         7/1/08
9821053     Wichita Falls           TX          76308         2,949,478.36       19,692.95       7.000%         115         7/1/08
9821054     Tyler                   TX          75701         2,092,554.12       13,985.46       7.010%         115         7/1/08
9821056     Gresham                 OR          97030         1,097,564.17        7,410.90       7.125%         117         9/1/08
9821057     Westwood                CA          90024         8,471,189.59       55,838.95       6.875%         296         8/1/23
9821058     Boston                  MA          02115         1,979,214.93       13,206.25       7.000%         116         8/1/08
9821059     Houston                 TX          77017         1,146,648.42        7,650.98       7.000%         116         8/1/08
9821060     Stockton                CA          95207         2,567,706.03       17,334.35       7.117%         176         8/1/13
9821061     Naples                  FL          34116         2,990,827.04       19,557.76       6.800%         116         8/1/08
9821062     Gardena                 CA          90247         2,855,387.92       18,804.87       6.870%         116         8/1/08
9821063     Sunderland              MA          01375         7,613,799.44       50,853.79       7.010%         116         8/1/08
9821064     Houston                 TX          77057         3,874,702.01       25,879.76       7.010%         116         8/1/08
9821065     Arden                   NC          28704         1,540,391.71       11,195.07       7.875%         116         8/1/08
9821066     Gulfport                MS          39503         2,505,693.83       16,735.93       7.010%         116         8/1/08
9821067     Phoenix                 AZ          85015        12,203,457.66       80,612.66       6.900%         116         8/1/08
9821068     Waupun                  WI          53963         1,227,472.28        9,327.19       8.350%         212         8/1/16
9821069     Media                   PA          19063           877,435.32        5,854.66       7.000%         176         8/1/13
9821071     Gainesville             FL          32608         1,994,449.10       13,575.76       7.200%         116         8/1/08
9821072     Oshkosh                 WI          54901         1,171,678.20        7,916.19       7.125%         116         8/1/08
9821074     Arlington               VA          22209         1,646,134.16       10,839.33       6.875%         117         9/1/08
9821075     Arlington               VA          22209         2,045,197.00       13,467.04       6.875%         117         9/1/08
9821076     Greenville              NC          27834           996,621.61        7,228.07       7.250%         117         9/1/08
9821081     Angleton                TX          77515         2,510,268.49       16,739.01       7.000%         117         9/1/08
9821082     Angleton                TX          77515         2,179,024.78       14,530.21       7.000%         117         9/1/08
9821097     Hollywood               FL          33021         5,985,545.34       38,915.89       6.750%         177         9/1/13
9821098     Bronx                   NY          10463         1,297,038.57        8,648.93       7.000%         117         9/1/08
9821099     Orlando                 FL          32822        16,100,195.72      104,586.44       6.750%         118        10/1/08
9821100     West Palm Beach         FL          33409        18,172,003.85      118,044.85       6.750%         118        10/1/08
9821101     Margate                 FL          33063        16,774,157.40      108,964.48       6.750%         118        10/1/08
9821102     Tallahassee             FL          32303         3,990,628.30       26,277.15       6.875%         177         9/1/13
9821103     Los Angeles             CA          90024         8,280,000.51       47,955.00       6.950%         118        10/1/08
9821104     Los Angeles             CA          90049         4,639,999.57       26,873.33       6.950%         118        10/1/08
9821105     Los Angeles             CA          90049         7,079,999.73       41,005.00       6.950%         118        10/1/08
9821107     Philadelphia            PA          19109         1,494,589.33       10,482.38       6.875%         117         9/1/08
9821109     Dallas                  TX          75204         4,697,111.47       35,906.03       8.430%         215        11/1/16
9821111     Middlesex               NJ          08846         3,989,331.34       26,078.56       6.125%         118        10/1/08
9821112     Avenel                  NJ          07001         1,994,665.67       13,039.28       6.125%         118        10/1/08
9821115     Nashville               TN          37209         2,693,313.21       17,288.40       6.625%         117         9/1/08
9821121     Alexandria              IN          46001         2,306,438.20       14,967.26       6.740%         118        10/1/08
9821122     Butler                  NJ          07405         8,978,913.67       59,123.59       6.875%         117         9/1/08
9821122.1   Butler                  NJ          07405                                                             0
9821122.2   Butler                  NJ          07405                                                             0
9821124     Atlanta                 GA          30319         5,242,623.62       35,370.22       7.125%         118        10/1/08
9821125     Smyrna                  GA          30080         4,393,817.87       29,643.62       7.125%         118        10/1/08
9821126     Smyrna                  GA          30080         3,994,379.90       26,948.74       7.125%         118        10/1/08
9821130     Knoxville               TN          37916         2,543,774.59       16,437.68       6.690%         117         9/1/08
9821133     State College           PA          16803         3,274,954.53       21,274.02       6.750%         118        10/1/08
9821142     Wisconsin Rapids        WI          54494         1,231,615.67        9,047.32       8.000%         118        10/1/08
9821143     State College           PA          16803         5,890,924.32       38,267.29       6.750%         118        10/1/08
9821144     New York                NY          10010         7,668,533.85       50,452.13       6.875%         118        10/1/08
9821145     New York                NY          10028        25,363,076.56      166,866.49       6.875%         118        10/1/08
9821146     Baltimore               MD          21234        11,907,000.00       69,414.50       6.770%         130        10/1/09



Control
Number      Property Name                                                  Address
===============================================================================================================================
9821149     Greenlawn Apartments                                           11211 Greenlawn Avenue
9821150     New Meadowbrook Village                                        903-1005 East Front Street
9821151     Ridgewood Apartments                                           404 Jones Ferry Road
9821152     Elms Apartment House                                           1078 New Britain Ave
9821154     Westgrove Apartments                                           1815-2137 Kensington Drive
9821155     Castilian Lake Park Apartments                                 11444 137th St. North
9821156     29 Cornelia Street                                             29 Cornelia Ave
9822000     Gaston Manor                                                   1717 Union Road
9822001     Gastonia Village                                               850 Majestic Court
9822003     Hickory Manor                                                  2530 16th Street
9822004     Haws Memorial Nursing Home                                     1004 Holiday Lane
9822005     Ashwood Place                                                  102 Leonard Wood Drive
9822007     Empire Medical Building                                        200 Hospital Drive
9822012     AmeriHost Inn / Athens                                         20 East Home St
9822014     Westlake Village Inn                                           31943 Agoura Road
9822015     Round Grove Crossing Shopping Center / Park Lane Village       297 W. FM 3040 / 502 S. Old Orchard Lane
9822016     Cabin John Mall and Shopping Center                            11325 Seven Locks Road
9822017     Tower Plaza                                                    3401 - 3431 Cox Road
9822018     Chapel Trail Commerce Center                                   911 NW 209th Avenue
9822026     Sack And Save Grocery                                          915 S.R. 19 North
9822027     Valencia Shopping Center                                       24125 - 24175 Magic Mountain Parkway
9822029     Layton Crossing Shopping Center                                1030, 1052, 1074 and 1160 West Hill Field Road
9822030     Inland Empire Center                                           16721 Valley Boulevard
9822031     Wilson Square Shopping Center                                  6855 Wilson Boulevard
9822032     Gateway Shopping Center                                        855 Interstate10 South
9822033     Prince George's Metro Center                                   6525 Belcrest Road
9822034     Fairfield Inn by Marriott-East                                 7879 Eagle Crest Boulevard
9822035     The Money Store                                                2840 Morris Avenue
9822036     Best Buy store # 545                                           2201 Farrand Drive
9822037     McAllen Embassy Suites                                         1800 S. 2nd Street
9822038     Holiday Inn Express                                            234 Hendersonville Road
9822039     Redwood Heights                                                4050 12 St. S.E.
9822041     The Crossings at Akers Mill                                    3051 Akers Mill Road
9822042     Meadows Mall                                                   12002 Southwest Freeway
9822043     Woodmont Corner                                                7649 Old Georgetown Rd.
9822044     2995 Baseline Office Building                                  2995 Baseline Rd.
9822045     Marina Shores Shoppes                                          North Great Neck Road
9822046     925 Bryant Street                                              925 Bryant Street
9822047     Comcast Data Center                                            1303 Wrights Lane
9822048     Abercorn Street Building                                       7700 Abercorn Street
9822049     Holiday Inn  - Bethlehem                                       3566 Bath Pike
9822050     Bethlehem Hampton Inn & Suite                                  Routes 22 and 512
9822051     Gwinnett Place Shoppes                                         3500 Gwinnett Place Drive
9822053     La Cresta Shopping Center/Self Storage                         3900 Foothill Boulevard
9822056     Grandview Plaza                                                2740-2760 N. Grandview
9822058     Oak Knoll Nursing & Rehab Center                               37 North Clark
9822059     EZ8 Motel (Good Nite Inn)                                      5201 South Industrial Road
9822060     48th Executive Court                                           1107 48th Avenue North
9822061     Gateway Plaza                                                  11465 Carmel Mountain Rd.
9822062     9201 Fourth Avenue                                             9201 4th Avenue
9822063     Fresh Warehousing                                              4300 Church Road
9822064     7 Perimeter Road                                               7 Perimeter Road
9822065     Centre at Woodstock                                            12195 Hwy 92/East Alabama Rd.

                                                                                                             Remaining
                                                                                                              Term to
Control                                                       Cut-Off Date        Monthly       Mortgage      Maturity     Maturity
Number      City                  State       Zip Code         Balance ($)     Debt Service     Rate (%)       (Mos.)        Date
===================================================================================================================================
9821149     Culver City             CA          90230         2,693,674.10       17,737.08       6.875%         117         9/1/08
9821150     Plainfield              NJ          07061         2,661,423.69       18,420.31       7.375%         177         9/1/13
9821151     Carrboro                NC          27510         4,359,597.88       29,804.28       7.250%         357         9/1/28
9821152     West Hartford           CT          06110         2,045,330.05       13,638.70       7.000%         117         9/1/08
9821154     Waukesha                WI          53188         6,335,122.42       41,714.98       6.875%         117         9/1/08
9821155     Largo                   FL          33774         3,686,445.93       24,318.73       6.880%         115         7/1/08
9821156     New York                NY          10014         1,441,678.45        9,574.83       6.960%         117         9/1/08
9822000     Gastonia                NC          28054         2,154,409.69       14,586.01       7.125%         113         5/1/08
9822001     Gastonia                NC          28054         1,169,252.40        7,916.19       7.125%         113         5/1/08
9822003     Hickory                 NC          28601         1,835,975.00       12,430.11       7.125%         113         5/1/08
9822004     Fulton                  KY          42041         1,787,514.95       13,595.92       7.750%         113         5/1/08
9822005     Frankfort               KY          40601         4,958,864.23       34,861.96       6.850%         113         5/1/08
9822007     Glen Burnie             MD          21061         4,978,269.17       33,433.19       7.050%         114         6/1/08
9822012     Athens                  OH          45701         2,721,473.22       22,153.81       7.500%         234         6/1/18
9822014     Westlake Village        CA          91361         9,936,122.74       73,493.06       7.438%         114         6/1/08
9822015     Lewisville              TX          75067         3,200,743.38       23,477.00       7.330%         113         5/1/08
9822016     Potomac                 MD          20854        24,663,748.11      189,051.99       6.680%         233         5/1/18
9822017     Richmond                VA          23233         1,989,840.85       13,841.07       7.125%         113         5/1/08
9822018     Pembroke Pines          FL          33029         2,897,192.96       20,880.74       7.130%         113         5/1/08
9822026     Meridian                MS          39307         2,296,314.31       17,606.33       7.250%         113         5/1/08
9822027     Santa Clarita           CA          91355         4,468,112.99       32,889.58       7.375%         114         6/1/08
9822029     Layton                  UT          84041         3,808,490.71       27,033.65       7.610%         113         5/1/08
9822030     Fontana                 CA          92335        21,416,906.11      143,495.60       7.020%         113         5/1/08
9822031     Jacksonville            FL          32210         2,483,843.20       18,271.99       7.375%         114         6/1/08
9822032     Beaumont                TX          77701         8,800,359.91       70,600.01       8.610%         102         6/1/07
9822033     Hyattsville             MD          20782        24,376,353.06      162,999.11       7.000%         173         5/1/13
9822034     Evansville              IN          47715         4,008,700.28       32,936.78       7.625%         174         6/1/13
9822035     Union                   NJ          07083         6,821,885.94       52,876.14       6.850%         234         6/1/18
9822036     Wilmington              DE          19808         3,412,777.00       27,184.42       7.210%         114         6/1/08
9822037     McAllen                 TX          78503        14,702,468.20      107,166.19       7.270%         114         6/1/08
9822038     Asheville               NC          28803         2,672,936.46       22,165.61       7.750%         234         6/1/18
9822039     Salem                   OR          97302         5,519,358.00       39,669.91       7.125%         115         7/1/08
9822041     Atlanta                 GA          30339         1,792,081.86       11,975.44       7.000%         114         6/1/08
9822042     Meadows                 TX          77477         6,771,994.26       46,480.27       7.270%         114         6/1/08
9822043     Bethesda                MD          20814         5,979,312.62       40,402.86       7.120%         114         6/1/08
9822044     Boulder                 CO          80303         1,889,509.95       13,580.69       7.125%         115         7/1/08
9822045     Virginia Beach          VA          23451         1,989,259.26       14,481.92       7.270%         115         7/1/08
9822046     San Francisco           CA          94103           969,868.71        7,126.08       7.375%         115         7/1/08
9822047     East Goshen             PA          19380         2,380,286.53       19,702.77       7.750%         235         7/1/18
9822048     Savannah                GA          31406         1,491,619.72       10,661.57       7.063%         115         7/1/08
9822049     Bethlehem               PA          18107        10,046,587.94       73,655.46       7.350%         115         7/1/08
9822050     Bethlehem               PA          18107         7,062,452.92       51,777.60       7.350%         115         7/1/08
9822051     Atlanta                 GA          30136         3,579,887.35       25,587.76       7.063%         115         7/1/08
9822053     La Crescenta            CA          91214         4,679,521.22       34,062.82       7.280%         116         8/1/08
9822056     Odessa                  TX          79761         1,843,423.94       12,308.10       7.000%         115         7/1/08
9822058     Ferguson                MO          63135         1,149,491.71        8,819.05       7.875%         115         7/1/08
9822059     Las Vegas               NV          89118         2,750,797.31       20,433.11       7.500%         115         7/1/08
9822060     Myrtle Beach            SC          29577         2,884,366.10       20,961.40       7.250%         115         7/1/08
9822061     San Diego               CA          92128         5,679,584.90       37,807.47       6.970%         115         7/1/08
9822062     Brooklyn                NY          11209        10,838,381.07       77,038.93       7.000%         115         7/1/08
9822063     Centreville             IL          62207         4,981,578.20       40,143.74       7.390%         115         7/1/08
9822064     Manchester              NH          03103         3,139,496.51       21,488.55       7.250%         115         7/1/08
9822065     Woodstock               GA          30188         6,935,371.16       53,893.41       6.910%         175         7/1/13



Control
Number      Property Name                                                  Address
===============================================================================================================================
9822066     Lake Placid Inn & Conference Center                            2165 U.S. 27
9822067     Fairfield Inn - Chester                                        12400 Redwater Creek Rd.
9822068     The Millenium Building                                         230 Half Mile Road
9822069     Eckerd Drugstore                                               2406 Little Rock Road
9822070     Comfort Inn Max Meadows                                        Route 2, Box 426B
9822072     1025 W. St. Georges Avenue                                     1025 W. St. Georges Avenue
9822074     Southeastern Eye Center Roll Up                                Various
9822075     Valley East Plaza                                              1520-1550 West Southern Ave.
9822078     Warner Self Storage                                            6415 DeSota Ave.
9822079     F & W Office Park - Bldg. F                                    3800 Electric Rd
9822080     Hampton Inn Miami Airport West                                 3620 NW 79th Ave
9822082     Ramada Limited Biloxi                                          1768 Beach Boulevard
9822083     Hampton Inn-Airport                                            4234 South 48th St.
9822085     Briarwood Healthcare Center                                    1440 Vine Street & 1427 Gaylord Street
9822087     New Brighton Manor                                             200 Lafayette Ave.
9822089     Best Western Inn at Chimney Hill                               901 University Drive
9822090     8578 Santa Monica Blvd                                         8578 Santa Monica Blvd.
9822091     Glenside Kmart                                                 5432 Glenside Drive
9822092     Piggly Wiggly                                                  535 East Murdock Avenue
9822120     Best Western Mayfair Hotel                                     1256 W. Seventh Street
9822122     Gateway Plaza-Las Vegas                                        1306 and 1318 Craig Road
9822123     Bennington Square Shopping Center                              3 Kocher Drive
9822124     Boykin Center                                                  NW 36th st and NW 79th ST
9822126     Colonial Health Care and Southdale Health Care Centers         3120 N. 21st St. & 3712 Tower Ave.
9822127     One Capital City Plaza                                         3350 Peachtree Rd.
9822128     Leesburg Plaza Shopping Center                                 26 Plaza Street
9822131     Best Western Staunton Inn                                      260 Rowe Road
9822132     Best Western Inn @ Valley View                                 5050 Valley View Boulevard
9822133     Comfort Inn - Lexington                                        U.S. 11 South, P.O. Box 905
9822134     Comfort Inn Troutville                                         2654 Lee Highway
9822140     Days Inn Oceanside                                             435 N. Atlantic Blvd.
9822141     Holiday Inn Express                                            US 11& 64
9822143     Best Western Inn @ Hunt Ridge                                  NWC VA Route 39/Willow Springs Road Intersection
9822145     Hazel Mini Storage                                             6108 Hazel Avenue
9822146     Panama City Square Shopping Center                             513-669 West 23rd Street
9822147     Stratford Square Shopping Center                               1661 Eastern Boulevard
9822149     Dyersburg Mall                                                 2700 Lake Road
9822150     Madison Square Shopping Center                                 2501-2589 Madison Avenue
9822152     Natchez Mall                                                   350 John R. Junkin Drive
9822156     Town West Plaza                                                1400 Westmore Avenue
9822159     Celluar One Shopping Center                                    1170 West Patrick Street
9822167     Chesapeake Station                                             Maryland Route 261
9822174     Michigan Marketplace                                           1183 Manistee Highway
9822176     Shoppes at Home Depot                                          1135-41 Bell Road
9822183     Rainbow Express Village Center                                 130-240 S. Rainbow Blvd.
9822185     Sun Center                                                     101 SE 2nd Place
9822187     Days Inn Central                                               315 West 3300 South
9822188     Holiday Inn Rocky Mount                                        651 Winstead Avenue
9822189     4600 N. Harlem                                                 4600 N. Harlem
9822191     Grass Valley Shopping Center                                   111-151 McKnight Way
9822192     Grandview Plaza Office Building                                10850 Traverse Hwy
9823000     CVS Waltham Main                                               826 Main St.
9823009     Rite Aid Dover                                                 1580 S. Dupont Highway

                                                                                                             Remaining
                                                                                                              Term to
Control                                                       Cut-Off Date        Monthly       Mortgage      Maturity     Maturity
Number      City                  State       Zip Code         Balance ($)     Debt Service     Rate (%)       (Mos.)        Date
===================================================================================================================================
9822066     Lake Placid             FL          33852         1,688,320.09       13,695.08       7.500%         236         8/1/18
9822067     Chester                 VA          23831         4,244,865.43       33,950.65       7.313%         115         7/1/08
9822068     Middletown              NJ          07701         5,972,116.81       42,139.20       6.930%         116         8/1/08
9822069     Charlotte               NC          28214         1,695,045.52       11,310.14       7.000%         116         8/1/08
9822070     Max Meadows             VA          24360         1,792,474.01       13,301.84       7.500%         176         8/1/13
9822072     Linden                  NJ          07036         1,991,031.81       14,295.46       7.125%         116         8/1/08
9822074     Various                 NC        Various         5,037,802.85       46,197.39       7.125%         176         8/1/13
9822075     Mesa                    AZ          85202        10,269,064.74       67,663.67       6.875%         116         8/1/08
9822078     Woodland Hills          CA          91367         2,339,472.09       16,804.70       7.130%         116         8/1/08
9822079     Roanoke                 VA          24018         2,370,730.75       21,739.95       7.125%         176         8/1/13
9822080     Miami                   FL          33166         6,272,715.49       45,790.82       7.313%         176         8/1/13
9822082     Biloxi                  MS          39531         2,091,219.69       15,518.81       7.500%         117         9/1/08
9822083     Phoenix                 AZ          85040         7,405,663.28       54,359.17       7.375%         116         8/1/08
9822085     Denver                  CO          80206         5,879,355.63       41,888.35       7.050%         117         9/1/08
9822087     Staten Island           NY          10301        19,896,942.28      162,712.17       7.630%         237         9/1/18
9822089     College Station         TX          77840         2,466,944.11       18,225.68       7.460%         117         9/1/08
9822090     West Hollywood          CA          90069         7,976,901.20       54,166.08       6.900%         117         9/1/08
9822091     Richmond                VA          23228         2,475,993.98       22,331.17       6.900%         177         9/1/13
9822092     Oshkosh                 WI          54901         1,619,264.28       11,485.16       7.000%         117         9/1/08
9822120     Los Angeles             CA          90017         4,833,973.21       35,447.66       7.375%         117         9/1/08
9822122     N Las Vegas             NV          89030         2,891,650.13       19,391.25       7.050%         116         8/1/08
9822123     Bennington              VT          05201         3,985,881.26       28,271.17       7.000%         117         9/1/08
9822124     Miami                   FL          33166         3,982,269.42       28,751.41       7.188%         176         8/1/13
9822126     Superior                WI          54880         1,343,038.97       10,978.93       7.625%         117         9/1/08
9822127     Atlanta                 GA          30326        46,000,000.00      267,375.00       6.750%         117         9/1/08
9822128     Leesburg                VA          20176         9,900,000.00       54,496.00       6.510%         118        10/1/08
9822131     Staunton                VA          24401         3,178,740.29       22,546.26       7.000%         117         9/1/08
9822132     Roanoke                 VA          24012         3,625,159.01       25,712.63       7.000%         117         9/1/08
9822133     Lexington               VA          24450         3,736,763.68       26,504.22       7.000%         117         9/1/08
9822134     Troutville              VA          24175         2,428,398.15       17,224.21       7.000%         117         9/1/08
9822140     Ft. Lauderdale          FL          33304         3,352,160.05       23,480.53       6.875%         118        10/1/08
9822141     Lexington               VA          24450         2,540,999.31       18,022.87       7.000%         117         9/1/08
9822143     Lexington               VA          24450         5,081,998.61       36,045.74       7.000%         117         9/1/08
9822145     Orangevale              CA          95662         1,464,847.43       10,427.19       7.040%         117         9/1/08
9822146     Panama City             FL          32405        13,339,448.97       86,652.71       6.750%          82        10/1/05
9822147     Montgomery              AL          36117         5,918,881.24       38,448.90       6.750%          82        10/1/05
9822149     Dyersburg               TN          38024         8,646,678.74       56,168.60       6.750%          82        10/1/05
9822150     Montgomery              AL          36107         1,837,169.63       11,934.20       6.750%          82        10/1/05
9822152     Natchez                 MS          39120         8,906,278.81       57,854.95       6.750%          82        10/1/05
9822156     Terrell                 TX          75160         2,594,205.75       18,584.10       7.125%         118        10/1/08
9822159     Frederick               MD          21703         3,092,332.71       20,624.38       7.000%         177         9/1/13
9822167     Chesapeake Beach        MD          20732         2,918,031.25       19,068.81       6.800%         117         9/1/08
9822174     Manistee                MI          49660         1,797,392.55       11,975.44       7.000%          82        10/1/05
9822176     Antioch                 TN          37013         1,992,965.19       14,161.11       7.020%         117         9/1/08
9822183     Las Vegas               NV          89128         4,019,055.46       26,562.52       6.920%         118        10/1/08
9822185     Gainesville             FL          32601         2,986,855.31       21,684.21       7.250%         116         8/1/08
9822187     Salt Lake City          UT          84115         3,985,248.13       31,271.17       8.150%         176         8/1/13
9822188     Rocky Mount             NC          27804         7,467,138.31       54,210.51       7.250%         116         8/1/08
9822189     Harwood Heights         IL          60062         2,506,314.57       17,976.55       7.125%         117         9/1/08
9822191     Grass Valley            CA          95945         8,985,111.54       56,531.46       6.440%         118        10/1/08
9822192     Traverse City           MI          49684         2,744,287.39       20,322.26       7.500%         118        10/1/08
9823000     Waltham                 MA          02451         3,668,233.60       28,198.57       7.250%         241         1/1/19
9823009     Dover                   DE          19901         2,634,754.87       18,320.35       6.942%         258         6/1/20



Control
Number      Property Name                                                  Address
===============================================================================================================================
9823010     Rite Aid Littleton                                             118 136 Meadow Street
9823012     Rite Aid Louisville - Taylor & Bluegrass                       4901 Taylor
9823026     Rite Aid - Citrus Heights                                      6422 Tupelo Drive
9823028     Rite Aid - Portland                                            1952 North Lombard Street
9823030     Walgreens Ft Worth                                             6555 Forest Hill Drive
9823031     Walgreen Jacksonville St Augustine                             4297 Oldfield Crossing Drive
9823032     Walgreen Melbourne Wickham                                     Wickham Road & Post Road
9823033     CVS York Richland                                              165 South Richland Avenue
9823035     Edwards Supermarket - Teaneck                                  665 American Legion Drive
9823042     Motel 6 1118 Austin AP                                         5330 N. Interregional Highway
9823054     Motel 6 1261 Houston - Spring                                  19606 Cypresswood Court
9823069     Motel 6 1273 Portland                                          One Riverside Street
9823072     Motel 6 352 Rapid City                                         620 E. Latrobe Street
9823074     Motel 6 134 San Antonio (N)                                    9503 Interstate Highway 35 No.
9823076     Motel 6 284 South Deerfield                                    Route 5 & 10
9823082     Rite Aid Norfolk                                               6124 Chesapeake Boulevard
9823094     Eckerd Pompano Sample                                          850 East Sample Road
9823097     IHOP Douglasville Douglas Blvd                                 Douglas Blvd & Georgia St Hgwy 5
9823098     Bunzl Hicksville Duffy                                         300 Duffy Avenue
9823099     CVS  Columbia Sparkleberry                                     Sparkleberry Lane & Clemson Road
9823101     CVS Rochester Henrietta                                        2580 East Henrietta Road
9823102     Lowes Hattiesburg Weathersby                                   US Highway 98 and Weathersby Rd
9823109     Rite Aid - Dixie Highway, Lousiville                           4721 Dixie Highway
9823113     Eckerd - Charlotte - Harris Blvd                               7115 East Harris Blvd
9823114     Rite Aid Battle Creek                                          Raymond & E. Michigan
9823115     Rite Aid Saginaw Genesee                                       525 West Genesee Avenue
9823118     Sears Union Center Island                                      2191 Route 22 Center Island
9823121     Walgreen Hialeah 4th Ave                                       SEC Southeast 4th Ave

                                                                                                             Remaining
                                                                                                              Term to
Control                                                       Cut-Off Date        Monthly       Mortgage      Maturity     Maturity
Number      City                  State       Zip Code         Balance ($)     Debt Service     Rate (%)       (Mos.)        Date
===================================================================================================================================
9823010     Littleton               NH          03263         3,171,464.19       22,052.27       6.942%         258         6/1/20
9823012     Louisville              KY          40217         2,345,714.93       16,128.00       6.826%         258         6/1/20
9823026     Citrus Heights          CA          95621         5,132,894.66       35,690.76       6.942%         258         6/1/20
9823028     Portland                OR          97201         2,270,384.47       15,606.22       6.942%         258         6/1/20
9823030     Forest Hill             TX          76140         2,367,466.35       18,647.23       7.000%         232         4/1/18
9823031     Jacksonville            FL          32223         2,516,933.98       20,134.47       7.125%         229         1/1/18
9823032     Melbourne               FL          32935         2,720,928.37       21,811.32       7.125%         228        12/1/17
9823033     York                    PA          17404         1,629,795.92       12,714.10       6.900%         233         5/1/18
9823035     Teaneck                 NJ          07666         8,516,651.39       55,502.04       7.021%         233         5/1/18
9823042     Austin                  TX          78751         5,866,628.32       35,370.88       7.235%         210         6/1/16
9823054     Spring                  TX          77388         3,429,285.15       20,675.74       7.235%         210         6/1/16
9823069     Portland                ME          04102         4,610,168.47       27,795.48       7.235%         210         6/1/16
9823072     Rapid City              SD          57701         4,043,344.48       24,378.00       7.235%         210         6/1/16
9823074     San Antonio             TX          78501         2,616,837.43       15,777.34       7.235%         210         6/1/16
9823076     South Deerfield         MA          01373         3,297,026.22       19,878.32       7.235%         210         6/1/16
9823082     Norfolk                 VA          23513         2,741,955.57       18,611.00       6.826%         259         7/1/20
9823094     Pompano Beach           FL          33064         2,422,574.84       17,212.62       6.938%         230         2/1/18
9823097     Douglasville            GA          30135         1,255,603.26        9,014.25       7.750%         292         4/1/23
9823098     Hicksville              NY          11801         6,497,306.79       52,535.22       7.000%         174         6/1/13
9823099     Columbia                SC          29223         1,788,584.14       13,457.97       7.170%         229         1/1/18
9823101     Henrietta               NY          14623         1,604,900.79       11,518.05       7.000%         229         1/1/18
9823102     Hattiesburg             MS          39402        10,724,113.96       92,462.14       8.125%         228        12/1/17
9823109     Louisville              KY          40210         2,566,522.39       17,641.82       6.942%         258         6/1/20
9823113     Charlotte               NC          28227         2,333,036.86       17,381.69       6.700%         234         6/1/18
9823114     Battle Creek            MI          49107         1,962,119.87       15,513.52       7.130%         235         7/1/18
9823115     Saginaw                 MI          48602         2,649,266.52       21,202.43       7.290%         235         7/1/18
9823118     Union                   NJ          07081         1,160,374.04        9,585.71       7.000%         177         9/1/13
9823121     Hialeah                 FL          33010         2,407,803.07       17,046.59       6.875%         237         9/1/18

            Remaining           Master
           Amortization        Servicing    Interest   Interest
Control       Term             Fee Rate      Accrual    Accrual
Number        (Mos.)    Seller    (%)         Basis    During IO            Title Vesting        Property Type
====================================================================================================================================
10000          359      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
10003          359      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
10004          359      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
10019          358      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
20007          358      FUNB     0.040%    Actual/360     NA                                     Retail - Anchored
20022          357      FUNB     0.040%    Actual/360     NA                                     Retail - Unanchored
20025          359      FUNB     0.040%    Actual/360     NA                                     Retail - Unanchored
20037          178      FUNB     0.040%    Actual/360     NA                                     Retail - Unanchored
20042          299      FUNB     0.040%    Actual/360     NA                                     Retail - Anchored
30013          286      FUNB     0.040%    30/360         NA                                     CTL - Retail
30092          283      FUNB     0.040%    30/360         NA                                     CTL - Retail
9821000        354      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821001        353      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821002        353      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821003        353      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821004        353      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821005        353      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821006        360      FUNB     0.040%    30/360         30/360                                 Multifamily - Conventional
9821007        353      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821009        354      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821010        353      FUNB     0.040%    30/360         NA                                     Multifamily - Sec. 42
9821011        323      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821012        352      FUNB     0.040%    30/360         NA                                     Multifamily - Sec. 42
9821013        293      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821014        293      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821015        293      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821016        352      FUNB     0.040%    30/360         NA                                     Multifamily - Sec. 42
9821018        293      FUNB     0.040%    30/360         NA                                     Multifamily - Sec. 42
9821020        294      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821021        354      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821022        354      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821023        354      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821024        354      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821025        354      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821026        355      FUNB     0.040%    Actual/360     NA                Leasehold            Multifamily - Conventional
9821027        354      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821028        354      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821029        354      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821030        354      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821031        353      FUNB     0.040%    Actual/360     NA                                     Multifamily - Sec. 42
9821034        354      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821037        353      FUNB     0.090%    Actual/360     NA                                     Multifamily - Conventional
9821038        354      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821039        354      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821040        354      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821041        355      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821042        354      FUNB     0.040%    30/360         NA                                     Multifamily - Sec. 42
9821044        354      FUNB     0.040%    30/360         NA                                     Multifamily - Sec. 42
9821045        355      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821046        355      FUNB     0.040%    Actual/360     NA                                     Multifamily - Sec. 42
9821048        360      FUNB     0.040%    Actual/360     30/360                                 Multifamily - Conventional
9821049        355      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821050        355      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional


                                                           Lease                        Cut-Off     Cross
Control                                                   Enhance-                      Date LTV Collateralized
Number     Largest Tenant Name                              ment       RVI  DSCR (x)      (%)       Groups
===============================================================================================================
10000                                                                        1.43        75.0%     Collegiate
10003                                                                        1.41        76.6%     Collegiate
10004                                                                        1.46        73.7%     Collegiate
10019                                                                        1.27        74.9%
20007      CVS / Revco Drugstore                                             1.47        73.7%
20022      Doris Meat Market                                                 1.31        74.8%
20025      Ladies Health and Fitness                                         1.29        75.1%
20037      Georgia Carpet Outlet                                             1.25        67.5%
20042      Genaurdi's Family Markets                                         1.39        67.5%
30013      Lowe's Home Centers, Inc                         TRUE      TRUE   1.00        98.7%
30092      Walgreen Company                                 TRUE      TRUE   1.12        91.1%
9821000                                                                      1.34        77.4%
9821001                                                                      1.35        79.6%
9821002                                                                      1.53        79.6%
9821003                                                                      1.25        79.6%
9821004                                                                      1.33        79.6%
9821005                                                                      1.22        74.6%
9821006                                                                      1.25        72.5%
9821007                                                                      1.31        72.4%
9821009                                                                      1.25        79.7%
9821010                                                                      1.22        79.0%
9821011                                                                      1.49        71.8%
9821012                                                                      1.16        84.6%
9821013                                                                      1.46        76.9%
9821014                                                                      1.31        79.4%
9821015                                                                      1.30        76.9%
9821016                                                                      1.21        78.0%
9821018                                                                      1.20        81.1%
9821020                                                                      1.29        74.5%
9821021                                                                      1.41        79.7%
9821022                                                                      1.25        76.8%
9821023                                                                      1.85        79.7%
9821024                                                                      1.28        79.7%
9821025                                                                      1.36        77.6%
9821026                                                                      1.28        68.1%
9821027                                                                      1.34        79.2%
9821028                                                                      1.36        73.6%
9821029                                                                      1.58        79.7%
9821030                                                                      1.30        73.5%
9821031                                                                      1.44        83.4%
9821034                                                                      1.25        79.5%
9821037                                                                      1.48        73.3%
9821038                                                                      1.33        79.7%
9821039                                                                      1.41        79.7%
9821040                                                                      1.26        79.0%
9821041                                                                      1.28        57.0%
9821042                                                                      1.17        81.0%
9821044                                                                      1.15        81.5%
9821045                                                                      1.30        75.3%
9821046                                                                      1.19        72.6%
9821048                                                                      1.21        79.9%
9821049                                                                      1.28        79.7%
9821050                                                                      1.34        79.7%

            Remaining           Master
           Amortization        Servicing    Interest   Interest
Control       Term             Fee Rate      Accrual    Accrual
Number        (Mos.)    Seller    (%)         Basis    During IO            Title Vesting        Property Type
====================================================================================================================================
9821051        355      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821052        355      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821053        355      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821054        355      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821056        357      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821057        356      FUNB     0.040%    30/360         NA                                     Multifamily - Conventional
9821058        356      FUNB     0.140%    Actual/360     NA                                     Multifamily - Conventional
9821059        356      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821060        356      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821061        356      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821062        356      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821063        356      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821064        356      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821065        356      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821066        356      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821067        356      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821068        356      FUNB     0.040%    Actual/360     NA                                     Multifamily - Sec. 42
9821069        356      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821071        356      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821072        356      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821074        357      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821075        357      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821076        297      FUNB     0.090%    Actual/360     NA                                     Mobile Home Park
9821081        357      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821082        357      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821097        357      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821098        357      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821099        358      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821100        358      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821101        358      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821102        357      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821103        360      FUNB     0.040%    30/360         30/360                                 Multifamily - Conventional
9821104        360      FUNB     0.040%    30/360         30/360                                 Multifamily - Conventional
9821105        360      FUNB     0.040%    30/360         30/360                                 Multifamily - Conventional
9821107        297      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821109        359      FUNB     0.040%    Actual/360     NA                                     Multifamily - Sec. 42
9821111        298      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821112        298      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821115        357      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821121        358      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821122        357      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821122.1               FUNB                                                                     Multifamily - Conventional
9821122.2               FUNB                                                                     Multifamily - Conventional
9821124        358      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821125        358      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821126        358      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821130        357      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821133        358      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821142        358      FUNB     0.040%    Actual/360     NA                                     Multifamily - Sec. 42
9821143        358      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821144        358      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821145        358      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821146        360      FUNB     0.040%    Actual/360     Actual/360                             Multifamily - Conventional

                                                           Lease                        Cut-Off     Cross
Control                                                   Enhance-                      Date LTV Collateralized
Number     Largest Tenant Name                              ment       RVI  DSCR (x)      (%)       Groups
===============================================================================================================
9821051                                                                      1.30        79.7%
9821052                                                                      1.55        79.7%
9821053                                                                      1.27        79.7%
9821054                                                                      1.38        79.7%
9821056                                                                      1.29        78.4%
9821057                                                                      1.43        69.7%
9821058                                                                      1.54        66.0%
9821059                                                                      1.28        69.5%
9821060                                                                      1.36        65.0%
9821061                                                                      1.40        68.3%
9821062                                                                      1.26        79.8%
9821063                                                                      1.53        79.8%
9821064                                                                      1.24        73.9%
9821065                                                                      1.23        79.8%
9821066                                                                      1.25        69.6%
9821067                                                                      1.22        79.8%
9821068                                                                      1.15        76.7%
9821069                                                                      1.29        79.8%
9821071                                                                      1.31        79.8%
9821072                                                                      1.45        67.3%
9821074                                                                      1.21        77.5%     Murphy III
9821075                                                                      1.53        62.5%     Murphy III
9821076                                                                      1.26        71.4%
9821081                                                                      1.21        78.5%
9821082                                                                      1.30        79.8%
9821097                                                                      1.26        74.8%
9821098                                                                      1.33        68.3%
9821099                                                                      1.37        73.2%
9821100                                                                      1.30        79.0%
9821101                                                                      1.24        79.9%
9821102                                                                      1.27        79.8%
9821103                                                                      1.21        77.4%
9821104                                                                      1.22        72.5%
9821105                                                                      1.20        78.7%
9821107                                                                      1.60        65.0%
9821109                                                                      1.53        62.6%
9821111                                                                      1.64        66.5%
9821112                                                                      1.32        52.5%
9821115                                                                      1.37        71.4%
9821121                                                                      1.43        74.9%
9821122                                                                      1.27        79.1%
9821122.1
9821122.2
9821124                                                                      1.26        74.9%
9821125                                                                      1.24        73.2%
9821126                                                                      1.23        79.9%
9821130                                                                      1.37        70.7%
9821133                                                                      1.39        79.9%
9821142                                                                      1.15        84.9%
9821143                                                                      1.37        79.9%
9821144                                                                      1.35        79.9%
9821145                                                                      1.20        79.3%
9821146                                                                      1.35        81.0%

            Remaining           Master
           Amortization        Servicing    Interest   Interest
Control       Term             Fee Rate      Accrual    Accrual
Number        (Mos.)    Seller    (%)         Basis    During IO            Title Vesting        Property Type
====================================================================================================================================
9821149        357      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821150        357      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821151        357      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821152        357      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821154        357      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821155        355      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9821156        357      FUNB     0.040%    Actual/360     NA                                     Multifamily - Conventional
9822000        353      FUNB     0.040%    Actual/360     NA                                     Healthcare - Assisted Living
9822001        353      FUNB     0.040%    Actual/360     NA                                     Healthcare - Assisted Living
9822003        353      FUNB     0.040%    Actual/360     NA                                     Healthcare - Assisted Living
9822004        293      FUNB     0.040%    Actual/360     NA                                     Healthcare - Skilled Nursing
9822005        293      FUNB     0.040%    Actual/360     NA                                     Healthcare - Congregate Care
9822007        354      FUNB     0.040%    Actual/360     NA                                     Office - Medical
9822012        234      FUNB     0.040%    Actual/360     NA                Leasehold            Hospitality - Limited Service
9822014        294      FUNB     0.040%    Actual/360     NA                                     Hospitality - Full Service
9822015        293      FUNB     0.040%    Actual/360     NA                                     Retail - Unanchored
9822016        233      FUNB     0.040%    Actual/360     NA                                     Retail - Anchored
9822017        324      FUNB     0.040%    Actual/360     NA                                     Retail - Unanchored
9822018        293      FUNB     0.040%    Actual/360     NA                                     Industrial - Warehouse/Distribution
9822026        257      FUNB     0.040%    Actual/360     NA                                     Retail - Anchored
9822027        294      FUNB     0.040%    30/360         NA                                     Retail - Unanchored
9822029        353      FUNB     0.040%    Actual/360     NA                                     Retail - Anchored
9822030        353      FUNB     0.040%    Actual/360     NA                                     Retail - Anchored
9822031        294      FUNB     0.040%    Actual/360     NA                                     Retail - Anchored
9822032        312      FUNB     0.040%    Actual/360     NA                                     Retail - Anchored
9822033        353      FUNB     0.040%    Actual/360     NA                Leasehold & Fee      Office
9822034        234      FUNB     0.040%    Actual/360     NA                                     Hospitality - Limited Service
9822035        234      FUNB     0.040%    Actual/360     NA                Leasehold            Office
9822036        234      FUNB     0.040%    Actual/360     NA                                     Retail - Anchored
9822037        294      FUNB     0.040%    Actual/360     NA                                     Hospitality - Full Service
9822038        234      FUNB     0.040%    Actual/360     NA                                     Hospitality - Limited Service
9822039        295      FUNB     0.040%    Actual/360     NA                                     Healthcare - Assisted Living
9822041        354      FUNB     0.040%    Actual/360     NA                                     Retail - Unanchored
9822042        354      FUNB     0.040%    Actual/360     NA                                     Retail - Anchored
9822043        355      FUNB     0.040%    Actual/360     NA                                     Retail - Unanchored
9822044        295      FUNB     0.040%    Actual/360     NA                                     Office
9822045        295      FUNB     0.040%    Actual/360     NA                                     Retail - Unanchored
9822046        295      FUNB     0.040%    Actual/360     NA                                     Retail - Unanchored
9822047        235      FUNB     0.040%    Actual/360     NA                                     Office
9822048        295      FUNB     0.040%    Actual/360     NA                                     Retail - Unanchored
9822049        295      FUNB     0.040%    Actual/360     NA                                     Hospitality - Full Service
9822050        295      FUNB     0.040%    Actual/360     NA                                     Hospitality - Full Service
9822051        295      FUNB     0.040%    Actual/360     NA                                     Retail - Unanchored
9822053        296      FUNB     0.040%    Actual/360     NA                                     Mixed Use - Self Storage/Retail
9822056        355      FUNB     0.040%    Actual/360     NA                                     Retail - Unanchored
9822058        295      FUNB     0.040%    Actual/360     NA                                     Healthcare - Skilled Nursing
9822059        295      FUNB     0.040%    Actual/360     NA                                     Hospitality - Limited Service
9822060        295      FUNB     0.040%    Actual/360     NA                                     Office
9822061        355      FUNB     0.040%    Actual/360     NA                                     Retail - Anchored
9822062        295      FUNB     0.040%    Actual/360     NA                                     Office
9822063        235      FUNB     0.040%    Actual/360     NA                                     Industrial - Warehouse/Distribution
9822064        355      FUNB     0.040%    Actual/360     NA                Leasehold            Industrial - Warehouse/Distribution
9822065        235      FUNB     0.040%    Actual/360     NA                                     Retail - Anchored

                                                           Lease                        Cut-Off     Cross
Control                                                   Enhance-                      Date LTV Collateralized
Number     Largest Tenant Name                              ment       RVI  DSCR (x)      (%)       Groups
===============================================================================================================
9821149                                                                      1.49        74.8%
9821150                                                                      1.28        79.8%
9821151                                                                      1.26        75.2%
9821152                                                                      1.24        75.8%
9821154                                                                      1.33        76.3%
9821155                                                                      1.30        76.8%
9821156                                                                      1.25        70.3%
9822000                                                                      1.42        71.8%
9822001                                                                      1.66        57.2%
9822003                                                                      1.30        74.5%
9822004                                                                      2.13        54.2%
9822005                                                                      1.44        77.5%
9822007    Chesapeake Orthopedic and Sports Medicine                         1.79        56.9%
9822012                                                                      1.48        59.2%
9822014                                                                      1.64        44.7%
9822015    Fitness World                                                     1.31        74.4%
9822016    Giant Foods                                                       1.37        60.9%
9822017    El Paso Mexican Restaurant                                        1.32        73.0%
9822018    American Aviation                                                 1.43        77.3%
9822026    Jitney-Jungle Stores of America                                   1.26        74.1%
9822027    Blockbuster Music                                                 1.27        74.5%
9822029    Deseret Industries                                                1.30        74.7%
9822030    Vons - Store #55 (Safeway Credit)                                 1.26        74.6%
9822031    Food Lion # 522                                                   1.30        73.1%
9822032    White House                                                       1.31        67.7%
9822033    HHS 11B-90186                                                     1.30        71.7%
9822034                                                                      1.46        74.2%
9822035    The Money Store                                                   1.30        73.6%
9822036    Best Buy                                                          1.45        50.2%
9822037                                                                      1.60        65.3%
9822038                                                                      1.73        74.3%
9822039                                                                      1.46        72.6%
9822041    Jos A. Bank                                                       1.51        79.7%
9822042    Garden Ridge, Inc.                                                1.25        73.6%
9822043    Maryland Youth Ballet                                             1.32        64.3%
9822044    Geomega                                                           1.29        72.7%
9822045    West Marine                                                       1.35        75.1%
9822046    Georgiou Retail Stores                                            1.26        73.8%
9822047    Comcast Cable Communications                                      1.20        74.4%
9822048    Perrie-Swan Sales (Audio Warehouse)                               1.32        74.6%     Segall
9822049                                                                      1.46        71.8%     Gateway
9822050                                                                      1.40        70.6%     Gateway
9822051    Gallery Fine Furniture                                            1.36        74.6%     Segall
9822053    The Fish Cove                                                     1.31        68.8%
9822056    Kentuckiana Restaurants dba Gatti's                               1.30        78.4%
9822058                                                                      2.02        69.7%
9822059                                                                      1.49        69.6%
9822060    GSA                                                               1.33        68.7%
9822061    Good Guys                                                         1.31        63.8%
9822062    Metropolitan Life Insurance Co.                                   1.30        67.3%
9822063    M.J. Resurrection, Inc.                                           1.37        74.4%
9822064    U.S. Postal Service                                               1.47        73.9%
9822065    Publix                                                            1.30        72.2%

            Remaining           Master
           Amortization        Servicing    Interest   Interest
Control       Term             Fee Rate      Accrual    Accrual
Number        (Mos.)    Seller    (%)         Basis    During IO            Title Vesting        Property Type
====================================================================================================================================
9822066        236      FUNB     0.040%    Actual/360     NA                                     Hospitality - Full Service
9822067        236      FUNB     0.090%    Actual/360     NA                                     Hospitality - Limited Service
9822068        296      FUNB     0.040%    Actual/360     NA                                     Office
9822069        356      FUNB     0.040%    Actual/360     NA                                     Retail - Anchored
9822070        296      FUNB     0.040%    Actual/360     NA                                     Hospitality - Limited Service
9822072        296      FUNB     0.040%    Actual/360     NA                                     Retail - Unanchored
9822074        176      FUNB     0.040%    Actual/360     NA                                     Office - Medical
9822075        356      FUNB     0.040%    Actual/360     NA                                     Retail - Anchored
9822078        296      FUNB     0.040%    Actual/360     NA                                     Self Storage
9822079        176      FUNB     0.040%    Actual/360     NA                                     Office
9822080        296      FUNB     0.040%    Actual/360     NA                                     Hospitality - Limited Service
9822082        296      FUNB     0.040%    Actual/360     NA                                     Hospitality - Limited Service
9822083        296      FUNB     0.040%    Actual/360     NA                                     Hospitality - Limited Service
9822085        297      FUNB     0.040%    Actual/360     NA                                     Healthcare - Skilled Nursing
9822087        237      FUNB     0.040%    Actual/360     NA                Leasehold            Healthcare - Skilled Nursing
9822089        297      FUNB     0.040%    Actual/360     NA                                     Hospitality - Limited Service
9822090        327      FUNB     0.040%    Actual/360     NA                                     Retail - Unanchored
9822091        177      FUNB     0.040%    30/360         NA                                     Retail - Anchored
9822092        297      FUNB     0.040%    Actual/360     NA                                     Retail - Anchored
9822120        297      FUNB     0.040%    Actual/360     NA                                     Hospitality - Full Service
9822122        356      FUNB     0.040%    Actual/360     NA                                     Retail - Anchored
9822123        297      FUNB     0.040%    Actual/360     NA                                     Retail - Anchored
9822124        296      FUNB     0.040%    Actual/360     NA                                     Retail - Unanchored
9822126        237      FUNB     0.040%    Actual/360     NA                                     Healthcare - Skilled Nursing
9822127        360      FUNB     0.040%    Actual/360     Actual/360                             Office
9822128        336      FUNB     0.040%    Actual/360     $54,496.00 per                         Retail-Anchored
                                                           month during IO
                                                           (avg of Act/360
                                                           over IO period
9822131        297      FUNB     0.040%    Actual/360     NA                                     Hospitality - Limited Service
9822132        297      FUNB     0.040%    Actual/360     NA                                     Hospitality - Limited Service
9822133        297      FUNB     0.040%    Actual/360     NA                                     Hospitality - Limited Service
9822134        297      FUNB     0.040%    Actual/360     NA                                     Hospitality - Limited Service
9822140        298      FUNB     0.040%    Actual/360     NA                                     Hospitality - Full Service
9822141        297      FUNB     0.040%    Actual/360     NA                                     Hospitality - Limited Service
9822143        297      FUNB     0.040%    Actual/360     NA                                     Hospitality - Limited Service
9822145        297      FUNB     0.040%    Actual/360     NA                                     Self Storage
9822146        358      FUNB     0.040%    Actual/360     NA                                     Retail - Anchored
9822147        358      FUNB     0.040%    Actual/360     NA                                     Retail - Anchored
9822149        358      FUNB     0.040%    Actual/360     NA                                     Retail - Anchored
9822150        358      FUNB     0.040%    Actual/360     NA                                     Retail - Anchored
9822152        358      FUNB     0.040%    Actual/360     NA                                     Retail - Anchored
9822156        298      FUNB     0.040%    Actual/360     NA                                     Retail - Anchored
9822159        357      FUNB     0.040%    30/360         NA                                     Retail - Unanchored
9822167        357      FUNB     0.040%    Actual/360     NA                                     Retail - Anchored
9822174        358      FUNB     0.040%    Actual/360     NA                                     Retail - Anchored
9822176        297      FUNB     0.040%    Actual/360     NA                                     Retail - Unanchored
9822183        358      FUNB     0.040%    Actual/360     NA                                     Retail - Anchored
9822185        296      FUNB     0.040%    Actual/360     NA                                     Mixed Use - Office/Retail
9822187        296      FUNB     0.040%    Actual/360     NA                                     Hospitality - Limited Service
9822188        296      FUNB     0.040%    Actual/360     NA                                     Hospitality - Full Service
9822189        297      FUNB     0.040%    Actual/360     NA                                     Retail - Unanchored
9822191        358      FUNB     0.040%    Actual/360     NA                                     Retail - Anchored
9822192        298      FUNB     0.040%    Actual/360     NA                                     Office
9823000        241      FUNB     0.040%    30/360         NA                                     CTL - Retail
9823009        309      FUNB     0.040%    30/360         NA                                     CTL - Retail

                                                           Lease                        Cut-Off     Cross
Control                                                   Enhance-                      Date LTV Collateralized
Number     Largest Tenant Name                              ment       RVI  DSCR (x)      (%)       Groups
===============================================================================================================
9822066                                                                      1.47        73.4%
9822067                                                                      1.54        74.5%
9822068    Millenium America                                                 1.25        73.7%
9822069    Eckerd                                                            1.27        78.1%
9822070                                                                      1.46        71.7%
9822072    Blockbuster                                                       1.48        40.6%
9822074    Southeastern Eye Center Greensboro                                1.30        66.2%
9822075    Bed, Bath & Beyond                                                1.27        82.2%
9822078    Paul Jardin of USA                                                1.40        57.1%
9822079    Allstate Insurance Company                                        1.35        47.4%
9822080                                                                      1.65        62.1%
9822082                                                                      1.47        69.7%
9822083                                                                      1.41        74.1%
9822085                                                                      1.83        53.0%
9822087                                                                      1.65        62.8%
9822089                                                                      1.41        74.8%
9822090    24 Hour Fitness                                                   1.49        65.1%
9822091    K-Mart                                                            2.11        37.0%
9822092    Piggly Wiggly                                                     1.30        77.9%
9822120                                                                      1.45        52.0%
9822122    Rancher Bar & Grill                                               1.26        72.3%
9822123    K-Mart                                                            1.41        66.4%
9822124    El Tropico Rest.                                                  1.37        67.5%
9822126                                                                      1.50        61.1%
9822127    Blue Cross/Blue Shield                                            1.27        73.7%
9822128    K-Mart                                                            1.65        55.0%



9822131                                                                      1.57        72.2%
9822132                                                                      1.62        74.8%     DOM
9822133                                                                      1.48        74.7%     DOM
9822134                                                                      1.46        74.7%     DOM
9822140                                                                      1.59        69.8%
9822141                                                                      1.39        74.7%     DOM
9822143                                                                      1.69        74.7%     DOM
9822145                                                                      1.41        65.1%
9822146    Wal-Mart                                                          1.38        79.9%
9822147    Waccamaw Pottery                                                  1.39        77.9%
9822149    Peebles                                                           1.36        79.9%
9822150    CVS (Revco)                                                       1.43        79.9%
9822152    McRae's                                                           1.37        74.2%
9822156    Big Lots                                                          1.31        74.1%
9822159    Blockbuster Video                                                 1.33        73.6%
9822167    Roland's Supermarket                                              1.47        74.8%
9822174    Prevo's                                                           1.29        74.9%
9822176    Evergreen Restaurant                                              1.41        68.7%
9822183    American Drug Stores                                              1.26        71.8%
9822185    Downtown Athletic Club                                            1.34        74.7%
9822187                                                                      1.43        67.6%
9822188                                                                      1.40        71.8%
9822189    Petco                                                             1.27        71.6%
9822191    K-Mart                                                            1.34        64.9%
9822192    Distribution solutions Inter                                      1.34        71.3%
9823000    CVS Corporation                                  TRUE             1.01        94.1%
9823009    Rite Aid of Delaware                                       TRUE   1.00        91.8%

            Remaining           Master
           Amortization        Servicing    Interest   Interest
Control       Term             Fee Rate      Accrual    Accrual
Number        (Mos.)    Seller    (%)         Basis    During IO            Title Vesting        Property Type
====================================================================================================================================
9823010        309      FUNB     0.040%    30/360         NA                                     CTL - Retail
9823012        309      FUNB     0.040%    30/360         NA                Leasehold & Fee      CTL - Retail
9823026        309      FUNB     0.040%    30/360         NA                                     CTL - Retail
9823028        319      FUNB     0.040%    30/360         NA                                     CTL - Retail
9823030        232      FUNB     0.040%    30/360         NA                                     CTL - Retail
9823031        229      FUNB     0.040%    30/360         NA                                     CTL - Retail
9823032        228      FUNB     0.040%    30/360         NA                                     CTL - Retail
9823033        233      FUNB     0.040%    30/360         NA                                     CTL - Retail
9823035        280      FUNB     0.040%    30/360         NA                                     CTL - Retail
9823042        259      FUNB     0.175%    30/360         NA                                     CTL - Hospitality
9823054        259      FUNB     0.175%    30/360         NA                                     CTL - Hospitality
9823069        259      FUNB     0.175%    30/360         NA                                     CTL - Hospitality
9823072        259      FUNB     0.175%    30/360         NA                                     CTL - Hospitality
9823074        259      FUNB     0.175%    30/360         NA                                     CTL - Hospitality
9823076        259      FUNB     0.175%    30/360         NA                                     CTL - Hospitality
9823082        321      FUNB     0.040%    30/360         NA                                     CTL - Retail
9823094        270      FUNB     0.040%    30/360         NA                                     CTL - Retail
9823097        292      FUNB     0.040%    30/360         NA                                     CTL - Retail
9823098        220      FUNB     0.040%    30/360         NA                                     CTL - Industrial
9823099        229      FUNB     0.040%    30/360         NA                                     CTL - Retail
9823101        229      FUNB     0.040%    30/360         NA                                     CTL - Retail
9823102        228      FUNB     0.040%    30/360         NA                                     CTL - Retail
9823109        319      FUNB     0.040%    30/360         NA                                     CTL - Retail
9823113        234      FUNB     0.040%    30/360         NA                                     CTL - Retail
9823114        235      FUNB     0.040%    30/360         NA                                     CTL - Retail
9823115        235      FUNB     0.040%    30/360         NA                                     CTL - Retail
9823118        177      FUNB     0.040%    30/360         NA                                     CTL - Retail
9823121        290      FUNB     0.040%    30/360         NA                                     CTL - Retail

                                                           Lease                        Cut-Off     Cross
Control                                                   Enhance-                      Date LTV Collateralized
Number     Largest Tenant Name                              ment       RVI  DSCR (x)      (%)       Groups
===============================================================================================================
9823010    Rite Aid of New Hampshire                                  TRUE   1.00        97.6%
9823012    Rite Aid of Kentucky                                       TRUE   1.00        97.7%
9823026    Rite Aid of California                                     TRUE   1.00        97.4%
9823028    Rite Aid of Oregon                                         TRUE   1.00        98.7%
9823030    Walgreen Company                                 TRUE             1.13        82.5%
9823031    Walgreen Company                                 TRUE             1.00        86.6%
9823032    Walgreen Company                                 TRUE             1.00        86.4%
9823033    White Cross Stores, Inc.                         TRUE             1.00        97.0%
9823035    Edwards                                          TRUE      TRUE   1.13        99.6%
9823042    Motel 6                                                    TRUE   1.00        94.5%
9823054    Motel 6                                                    TRUE   1.00        94.5%
9823069    Motel 6                                                    TRUE   1.00        94.5%
9823072    Motel 6                                                    TRUE   1.00        94.5%
9823074    Motel 6                                                    TRUE   1.00        94.5%
9823076    Motel 6                                                    TRUE   1.00        94.5%
9823082    Rite Aid of Virginia                                       TRUE   1.00        99.0%
9823094    Eckerd                                           TRUE      TRUE   1.09        93.2%
9823097    IHOP Properties, Inc.                            TRUE             1.10        95.1%
9823098    Alliance Paper and Packaging Co., Inc.           TRUE      TRUE   1.08        92.8%
9823099    CVS Corporation                                  TRUE             1.02        96.2%
9823101    Henrietta CVS, Inc                               TRUE             1.02        99.1%
9823102    Lowe's Home Centers, Inc                         TRUE             1.02        87.5%
9823109    Rite Aid of Kentucky                                       TRUE   1.00        98.7%
9823113    Eckerd                                           TRUE             1.00        93.3%
9823114    Rite Aid of Michigan, Inc.                       TRUE             1.00        93.4%
9823115    Rite Aide of Michigan                            TRUE             1.00        92.3%
9823118    Sears, Roebuck and Co.                           TRUE             1.05        81.7%
9823121    Walgreen Company                                 TRUE      TRUE   1.22        79.5%

                          Grace    Insured  Letter Interest         Engin Def   Environmental    Init TI/LC
Control            Semi  Mortgage  Mortgage   of   Reserve         Maint Escrow    Escrow @        Reserve      Future TI/LC Reserve
Number   Defeased Annual  Loan      Loan    Credit   Loan  Lockbox ($) @ Close      Close         (Cleaned)      Escrows (Cleaned)
====================================================================================================================================
10000      TRUE                                      TRUE    N       1,723.75             0
10003      TRUE                                      TRUE    N         620.55          0.00
10004      TRUE                                      TRUE    N         930.83          0.00
10019      TRUE                                      TRUE    N           0.00          0.00
20007      TRUE                                      TRUE    N           0.00          0.00
20022                                                TRUE    N       4,523.75          0.00
20025      TRUE                                      TRUE    N           0.00          0.00      14,560.00
20037      TRUE                                      TRUE    N      13,837.50  $229,448 LOC
20042                                                TRUE    N      18,725.00          0.00
30013      TRUE                                     FALSE    Hard        0.00          0.00
30092      TRUE                                     FALSE    Hard        0.00          0.00
9821000    TRUE                                      TRUE    N      10,625.00          0.00
9821001    TRUE                                      TRUE    N           0.00          0.00
9821002    TRUE                                      TRUE    N       6,062.50          0.00
9821003    TRUE                                      TRUE    N      11,500.00          0.00
9821004    TRUE                                      TRUE    N       9,412.50          0.00
9821005    TRUE                                      TRUE    N           0.00          0.00
9821006    TRUE                                     FALSE    N           0.00          0.00
9821007    TRUE                                      TRUE    N      59,491.25          0.00
9821009    TRUE                                      TRUE    N      65,343.75     17,000.00
9821010                                             FALSE    N           0.00          0.00
9821011    TRUE                                      TRUE    N      24,287.50          0.00
9821012                     TRUE                    FALSE    N           0.00          0.00
9821013    TRUE                                      TRUE    N       2,875.00          0.00
9821014    TRUE                                      TRUE    N       5,062.50          0.00
9821015    TRUE                                      TRUE    N       9,000.00          0.00
9821016                                             FALSE    N           0.00          0.00
9821018                     TRUE                    FALSE    N       1,875.00          0.00
9821020    TRUE                                      TRUE    N         750.00          0.00
9821021                                              TRUE    N      35,375.00          0.00
9821022                                              TRUE    N      45,693.75          0.00
9821023                                              TRUE    N      10,250.00          0.00
9821024                                              TRUE    N      41,831.25          0.00
9821025                                              TRUE    N      79,931.25          0.00
9821026                                              TRUE    N       4,000.00      1,500.00
9821027                                              TRUE    N      47,625.00          0.00
9821028    TRUE                                      TRUE    N      14,556.25          0.00
9821029    TRUE                                      TRUE    N       4,250.00          0.00
9821030    TRUE                                      TRUE    N           0.00        625.00
9821031    TRUE                                      TRUE    N           0.00          0.00
9821034    TRUE                                      TRUE    N      14,625.00          0.00
9821037    TRUE                                      TRUE    N           0.00          0.00
9821038    TRUE                                      TRUE    N      43,125.00      3,750.00
9821039    TRUE                                      TRUE    N           0.00          0.00
9821040    TRUE                                      TRUE    N      29,756.25          0.00
9821041    TRUE                                      TRUE    N      18,750.00     10,250.00
9821042                                             FALSE    N           0.00          0.00
9821044                                             FALSE    N           0.00          0.00
9821045    TRUE                                      TRUE    N      85,237.50          0.00
9821046                                              TRUE    N           0.00          0.00
9821048    TRUE                                      TRUE    N      76,818.75          0.00
9821049    TRUE                            TRUE      TRUE    N      41,656.25      1,500.00
9821050    TRUE                                      TRUE    N      17,312.50          0.00

                          Grace    Insured  Letter Interest         Engin Def   Environmental    Init TI/LC
Control            Semi  Mortgage  Mortgage   of   Reserve         Maint Escrow    Escrow @        Reserve      Future TI/LC Reserve
Number   Defeased Annual  Loan      Loan    Credit   Loan  Lockbox ($) @ Close      Close         (Cleaned)      Escrows (Cleaned)
====================================================================================================================================
9821051    TRUE                                      TRUE    N       1,843.75          0.00
9821052    TRUE                                      TRUE    N           0.00          0.00
9821053    TRUE                                      TRUE    N       3,906.25          0.00
9821054    TRUE                                      TRUE    N       4,696.25          0.00
9821056    TRUE                                      TRUE    N       8,937.50          0.00
9821057    TRUE                                     FALSE    N      41,250.00          0.00
9821058    TRUE                                      TRUE    N      25,125.00        313.00
9821059    TRUE                                      TRUE    N      58,437.50          0.00
9821060    TRUE                                      TRUE    N      34,875.00          0.00
9821061    TRUE                                      TRUE    N      33,812.50          0.00
9821062    TRUE                                      TRUE    N      10,937.50          0.00
9821063    TRUE                                      TRUE    N       9,215.00          0.00
9821064    TRUE                                      TRUE    N      12,875.00          0.00
9821065    TRUE                                      TRUE    N           0.00          0.00
9821066    TRUE                                      TRUE    N      15,391.25          0.00
9821067    TRUE                                      TRUE    N      77,881.25          0.00
9821068                                              TRUE    N           0.00          0.00
9821069    TRUE                                      TRUE    N       1,125.00          0.00
9821071    TRUE                                      TRUE    N      11,875.00          0.00
9821072    TRUE                                      TRUE    N       5,000.00          0.00
9821074    TRUE                                      TRUE    N       8,500.00          0.00
9821075    TRUE                                      TRUE    N       7,856.25          0.00
9821076    TRUE                                      TRUE    N      10,512.50          0.00
9821081    TRUE                                      TRUE    N       9,056.25          0.00
9821082    TRUE                                      TRUE    N       7,593.75          0.00
9821097    TRUE                                      TRUE    N      22,506.25          0.00
9821098    TRUE                                      TRUE    N      66,250.00        312.50
9821099    TRUE                                      TRUE    N      12,800.00          0.00
9821100    TRUE                                      TRUE    N       4,687.50          0.00
9821101    TRUE                                      TRUE    N       6,675.00          0.00
9821102    TRUE                                      TRUE    N      10,060.00          0.00
9821103    TRUE                                     FALSE    N       8,250.00          0.00
9821104    TRUE                                     FALSE    N       5,625.00          0.00
9821105    TRUE                                     FALSE    N      63,775.00          0.00
9821107    TRUE                                      TRUE    N      42,062.50          0.00
9821109                                              TRUE    N           0.00          0.00
9821111    TRUE                                      TRUE    N      40,875.00      1,875.00
9821112    TRUE                                      TRUE    N      32,555.00          0.00
9821115    TRUE                                      TRUE    N      27,437.50          0.00
9821121    TRUE                                      TRUE    N       2,625.00      5,625.00
9821122    TRUE                                      TRUE    N       6,591.25          0.00
9821122.1                                           FALSE            6,591.25          0.00
9821122.2                                           FALSE           44,347.50          0.00
9821124    TRUE                                      TRUE    N     242,283.75          0.00
9821125    TRUE                                      TRUE    N      39,111.25          0.00
9821126    TRUE                                      TRUE    N      35,647.50      1,250.00
9821130    TRUE                                      TRUE    N     124,947.00          0.00
9821133    TRUE                                      TRUE    N      11,275.00          0.00
9821142    TRUE                                      TRUE    N           0.00          0.00
9821143    TRUE                                      TRUE    N      43,636.25          0.00
9821144    TRUE                                      TRUE    N           0.00          0.00
9821145    TRUE                                      TRUE    N           0.00          0.00
9821146    TRUE                                      TRUE    N      58,125.00          0.00

                          Grace    Insured  Letter Interest         Engin Def   Environmental    Init TI/LC
Control            Semi  Mortgage  Mortgage   of   Reserve         Maint Escrow    Escrow @        Reserve      Future TI/LC Reserve
Number   Defeased Annual  Loan      Loan    Credit   Loan  Lockbox ($) @ Close      Close         (Cleaned)      Escrows (Cleaned)
====================================================================================================================================
9821149    TRUE                                      TRUE    N           0.00          0.00
9821150    TRUE                                      TRUE    N           0.00          0.00
9821151    TRUE                                      TRUE    N           0.00          0.00
9821152    TRUE                                      TRUE    N      30,313.00          0.00
9821154    TRUE                                      TRUE    N      72,375.00          0.00
9821155    TRUE                                      TRUE    N     101,038.75          0.00
9821156    TRUE                                      TRUE    N       5,000.00        687.50
9822000    TRUE                                      TRUE    N           0.00          0.00
9822001    TRUE                                      TRUE    N           0.00          0.00
9822003    TRUE                                      TRUE    N           0.00          0.00
9822004    TRUE                                      TRUE    N       2,375.00          0.00
9822005    TRUE                                      TRUE    N           0.00          0.00
9822007    TRUE                                      TRUE    N      16,000.00          0.00     100,000.00
9822012                                              TRUE    N           0.00          0.00
9822014    TRUE                                      TRUE    N           0.00          0.00
9822015                                              TRUE    N       6,875.00     31,250.00
9822016                                              TRUE    N      83,775.00  1,500,000.00
9822017    TRUE                                      TRUE    N       5,250.00          0.00
9822018    TRUE                                      TRUE    N       4,962.50          0.00
9822026    TRUE                                      TRUE    N      34,932.50          0.00
9822027    TRUE                                     FALSE    N           0.00          0.00
9822029                                              TRUE    N         650.00          0.00
9822030                                              TRUE    N      25,937.50          0.00
9822031    TRUE                                      TRUE    N      10,250.00     37,500.00                            25,749.96
9822032                                              TRUE    N      25,637.50          0.00     200,000.00
9822033    TRUE                                      TRUE    N      20,500.00          0.00   1,040,000.00            180,000.00
9822034    TRUE                                      TRUE    N       7,610.00          0.00
9822035                                              TRUE    N       9,506.25          0.00
9822036    TRUE                                      TRUE    N      20,312.50          0.00
9822037                                              TRUE    N       8,187.50          0.00
9822038                                              TRUE    N      12,362.50          0.00
9822039    TRUE                                      TRUE    N           0.00          0.00
9822041                                              TRUE    N           0.00          0.00      82,000.00
9822042    TRUE                                      TRUE    N      28,687.50          0.00     500,000.00
9822043    TRUE                                      TRUE    N       7,625.00          0.00
9822044    TRUE                                      TRUE    N      82,855.00          None                            39,900.00
9822045    TRUE                                      TRUE    N       1,250.00          0.00     100,000.00
9822046                                              TRUE    N      15,375.00          0.00
9822047    TRUE                                      TRUE    N           0.00          0.00
9822048    TRUE                                      TRUE    N      18,737.50          0.00
9822049    TRUE                                      TRUE    N      13,500.00          0.00
9822050    TRUE                                      TRUE    N           0.00          0.00
9822051    TRUE                                      TRUE    N      39,093.75          0.00                            54,250.00
9822053    TRUE                                      TRUE    N           0.00          0.00
9822056    TRUE                                      TRUE    N      26,715.00          0.00
9822058    TRUE                                      TRUE    N       4,812.50          0.00
9822059    TRUE                                      TRUE    N      18,562.50          0.00
9822060    TRUE                                      TRUE    N      18,375.00          0.00                            39,000.00
9822061    TRUE                                      TRUE    N           0.00          0.00
9822062    TRUE                                      TRUE    N      22,937.50          0.00
9822063    TRUE                                      TRUE    N     220,637.50          0.00     400,000.00   Contingent $400,000
9822064    TRUE                                      TRUE    N      34,661.25          0.00                            49,200.00
9822065    TRUE                                      TRUE    N           0.00          0.00

                          Grace    Insured  Letter Interest         Engin Def   Environmental    Init TI/LC
Control            Semi  Mortgage  Mortgage   of   Reserve         Maint Escrow    Escrow @        Reserve      Future TI/LC Reserve
Number   Defeased Annual  Loan      Loan    Credit   Loan  Lockbox ($) @ Close      Close         (Cleaned)      Escrows (Cleaned)
====================================================================================================================================
9822066    TRUE                                      TRUE    N      14,066.25          0.00
9822067    TRUE                                      TRUE    N           0.00          0.00
9822068    TRUE                                      TRUE    N      11,968.75          0.00
9822069    TRUE                                      TRUE    N           0.00          0.00
9822070    TRUE                                      TRUE    N         375.00          0.00
9822072    TRUE                                      TRUE    N      17,547.50          0.00
9822074    TRUE                                      TRUE    N       5,000.00      3,000.00
9822075    TRUE                                      TRUE    N       3,125.00          0.00     300,000.00
9822078    TRUE                                      TRUE    N       6,812.50          0.00
9822079    TRUE                                      TRUE    N      14,506.25          0.00     100,000.00
9822080    TRUE                                      TRUE    N       4,062.50          0.00
9822082    TRUE                                      TRUE    N           0.00          0.00
9822083    TRUE                                      TRUE    N      25,128.75          0.00
9822085    TRUE                                      TRUE    N           0.00          0.00
9822087                                              TRUE    N       5,000.00          0.00
9822089    TRUE                                      TRUE    N      13,750.00          0.00
9822090    TRUE                                      TRUE    N     138,406.25      1,500.00   1,000,000.00
9822091    TRUE                                     FALSE    N           0.00          0.00
9822092    TRUE                                      TRUE    N       4,000.00          0.00
9822120    TRUE                                      TRUE    N      61,557.50          0.00
9822122    TRUE                                      TRUE    N           0.00          0.00
9822123                                              TRUE    N      29,593.75          0.00     300,000.00             72,000.00
9822124    TRUE                                      TRUE    N      13,406.25          0.00
9822126    TRUE                                      TRUE    N      13,768.75          0.00
9822127    TRUE                                      TRUE    N      88,750.00          0.00   2,400,000.00          2,220,000.00
9822128    TRUE                                      TRUE    N     137,875.00          0.00
9822131    TRUE                                      TRUE    N       7,458.75          0.00
9822132    TRUE                                      TRUE    N       3,575.00          0.00
9822133    TRUE                                      TRUE    N       5,821.25          0.00
9822134    TRUE                                      TRUE    N       3,263.75          0.00
9822140    TRUE                                      TRUE    N      12,762.50          0.00
9822141    TRUE                                      TRUE    N       2,817.50          0.00
9822143    TRUE                                      TRUE    N      10,625.00          0.00
9822145    TRUE                                      TRUE    N       6,062.50          0.00
9822146    TRUE                                      TRUE    N       7,437.50          0.00                           400,000.00
9822147    TRUE                                      TRUE    N      18,750.00          0.00                           250,000.00
9822149    TRUE                                      TRUE    N      37,125.00          0.00
9822150    TRUE                                      TRUE    N       6,437.50          0.00
9822152    TRUE                                      TRUE    N      21,260.00          0.00     400,000.00
9822156    TRUE                                      TRUE    N     148,750.00          0.00
9822159    TRUE                                     FALSE    N      13,375.00          0.00     170,000.00
9822167    TRUE                                      TRUE    N           0.00          0.00
9822174    TRUE                                      TRUE    N      12,312.50          0.00
9822176    TRUE                                      TRUE    N       3,587.50          0.00
9822183    TRUE                                      TRUE    N         812.50          0.00
9822185    TRUE                                      TRUE    N           0.00          0.00
9822187    TRUE                                      TRUE    N           0.00     15,000.00
9822188    TRUE                                      TRUE    N           0.00          0.00
9822189    TRUE                                      TRUE    N      18,533.75            NA
9822191    TRUE                                      TRUE    N      35,250.00          0.00
9822192    TRUE                                      TRUE    N      62,348.75          0.00
9823000    TRUE                                     FALSE    Hard        0.00          0.00
9823009    TRUE                                     FALSE    Hard        0.00          0.00

                          Grace    Insured  Letter Interest         Engin Def   Environmental    Init TI/LC
Control            Semi  Mortgage  Mortgage   of   Reserve         Maint Escrow    Escrow @        Reserve      Future TI/LC Reserve
Number   Defeased Annual  Loan      Loan    Credit   Loan  Lockbox ($) @ Close      Close         (Cleaned)      Escrows (Cleaned)
====================================================================================================================================
9823010    TRUE                                     FALSE    Hard        0.00          0.00
9823012    TRUE                                     FALSE    Hard        0.00          0.00
9823026    TRUE                                     FALSE    Hard        0.00          0.00
9823028    TRUE                                     FALSE    Hard        0.00          0.00
9823030                                             FALSE    Hard        0.00          0.00
9823031                                             FALSE    Hard    1,425.00          0.00
9823032    TRUE                                     FALSE    Hard    1,425.00          0.00
9823033                                             FALSE    Hard        0.00          0.00
9823035    TRUE             TRUE                    FALSE    Hard        0.00          0.00
9823042            TRUE                             FALSE    Hard        0.00          0.00
9823054            TRUE                             FALSE    Hard        0.00          0.00
9823069            TRUE                             FALSE    Hard        0.00          0.00
9823072            TRUE                             FALSE    Hard        0.00          0.00
9823074            TRUE                             FALSE    Hard        0.00          0.00
9823076            TRUE                             FALSE    Hard        0.00          0.00
9823082    TRUE                                     FALSE    Hard        0.00          0.00
9823094    TRUE                                     FALSE    Hard        0.00          0.00
9823097    TRUE                                     FALSE    Hard        0.00          0.00
9823098                                             FALSE    Hard        0.00          0.00
9823099    TRUE                                     FALSE    Hard        0.00          0.00
9823101    TRUE                                     FALSE    Hard        0.00          0.00
9823102                                             FALSE    Hard        0.00          0.00
9823109    TRUE                                     FALSE    Hard        0.00          0.00
9823113    TRUE                                     FALSE    Hard    1,343.75     21,562.50
9823114    TRUE                                     FALSE    Hard        0.00          0.00
9823115    TRUE                                     FALSE    Hard        0.00          0.00
9823118                                             FALSE    Hard        0.00          0.00
9823121    TRUE                                     FALSE    Hard    3,054.00          0.00

Control
Number    Other Escrows/Holdbacks/Credit Enhancements (Cleaned)
====================================================================================================================================
10000
10003
10004
10019
20007     Held back $5,000 until the parking lot was re-surfaced
20022
20025
20037
20042
30013
30092     $18,750 escrowed (125% of estimated amount) for finishing list related to Eckerd occupancy
9821000
9821001
9821002
9821003
9821004
9821005
9821006
9821007
9821009
9821010
9821011
9821012
9821013
9821014
9821015
9821016
9821018
9821020
9821021
9821022
9821023
9821024
9821025
9821026
9821027
9821028
9821029
9821030
9821031
9821034
9821037
9821038
9821039
9821040
9821041
9821042
9821044
9821045
9821046
9821048
9821049   LOC, $780,000, 5 years.  DSCR, CLTV and OLTV are net the LOC amount.
9821050

Control
Number    Other Escrows/Holdbacks/Credit Enhancements (Cleaned)
====================================================================================================================================
9821051
9821052
9821053
9821054
9821056
9821057
9821058
9821059
9821060
9821061
9821062
9821063
9821064
9821065
9821066
9821067
9821068
9821069
9821071
9821072
9821074
9821075
9821076
9821081
9821082
9821097
9821098
9821099
9821100
9821101
9821102
9821103
9821104
9821105
9821107
9821109
9821111
9821112
9821115
9821121
9821122
9821122.1
9821122.2
9821124
9821125
9821126
9821130
9821133
9821142
9821143
9821144
9821145
9821146

Control
Number    Other Escrows/Holdbacks/Credit Enhancements (Cleaned)
====================================================================================================================================
9821149
9821150
9821151
9821152
9821154
9821155
9821156
9822000
9822001
9822003
9822004
9822005
9822007
9822012
9822014
9822015
9822016
9822017
9822018
9822026
9822027
9822029
9822030
9822031
9822032
9822033
9822034
9822035
9822036
9822037   $ 1,265,000 held for completion of parking structure
9822038
9822039
9822041   $ 28,762.25 was held until cleaners and Sub shop open for business.
9822042
9822043
9822044
9822045
9822046
9822047
9822048
9822049
9822050
9822051
9822053
9822056
9822058
9822059
9822060
9822061
9822062
9822063
9822064
9822065   $650,000 held back until Dragon House,  Jitterbeans, and Hair Cuttery open for business

Control
Number    Other Escrows/Holdbacks/Credit Enhancements (Cleaned)
====================================================================================================================================
9822066
9822067
9822068
9822069
9822070
9822072
9822074
9822075
9822078
9822079
9822080
9822082
9822083
9822085
9822087
9822089
9822090
9822091
9822092
9822120
9822122
9822123
9822124
9822126
9822127
9822128
9822131
9822132
9822133
9822134
9822140
9822141
9822143
9822145
9822146
9822147
9822149
9822150
9822152   A $300,000  Letter of Credit for the JC Penney  rollover.  LC can be used for TI
9822156   and LC if needed. LC will be released if JC Penney renews.
9822159
9822167
9822174
9822176
9822183
9822185
9822187
9822188
9822189   $575,000 discretionary escrow for Holiday Inn Select upgrade
9822191
9822192
9823000
9823009

Control
Number    Other Escrows/Holdbacks/Credit Enhancements (Cleaned)
====================================================================================================================================
9823010
9823012
9823026
9823028
9823030
9823031
9823032
9823033
9823035
9823042
9823054
9823069
9823072
9823074
9823076
9823082
9823094
9823097
9823098
9823099
9823101
9823102
9823109
9823113
9823114
9823115
9823118
9823121

                                    Exhibit B

                          Mortgage Loan File Exceptions

LOANID         LNAME                DOCTYPE    EXNUM  TEXT                               MEMOTEXT
321999C1       GATEWAY SHOPPIN      NOTE       01     Missing                            NOTE COPY IN FILE
991999C1       CVS WALTHAM MAI      NOTE       01     Missing                            COPY OF NOTE RECEIVED
1271999C1      48TH EXECUTIVE       NOTE       01     Missing                            COPY RECEIVED
1861999C1      MARINA SHORES S      NOTE       01     Missing                            COPY RECEIVED
2051999C1      PENDELTON PINES      NOTE       01     Missing                            COPY RECEIVED
2171999C1      LITTLE LOTTS CR      NOTE       01     Missing                            COPY OF NOTE RECEIVED
2191999C1      KNOLLWOOD APART      NOTE       01     Missing
2261999C1      SEARS UNION CEN      NOTE       01     Missing                            REC'D COPY OF AMENDED AND RESTATED NOTE
                                                                                           FOR CORRECT AMOUNT
2371998C1      CONVENT AVE.         NOTE       01     Missing                            REC'D COPY OF AMENDED NOTE NEED ORIGINAL
                                                                                           NOTE FOR 800,000
41999C1        PRINCE GEORGE'S      NOTE       04     Pages Are Missing From Document    NOTE PAGES 1 THRU 3 MISSING
2261999C1      SEARS UNION CEN      NOTE       04     Pages Are Missing From Document    MISSING PAGE 11
231999C1       LOWES HATTIESBU      MODF       02     Document Is Copy, Need Original    NOTE MODIFICATION IS A COPY
2151999C1      ASHTON PINES/SU      MODF       02     Document Is Copy, Need Original    NOTE MODIFICATION IS A COPY
11999C1        ONE CAPITAL CIT      ASNV       01     Missing                            FUNB TO NORWEST MISSING
21999C1        TURNBERRY TOWER      ASNV       01     Missing                            FUNB TO NORWEST MISSING
31999C1        CABIN JOHN MALL      ASNV       01     Missing                            FUNB TO NORWEST MISSING
41999C1        PRINCE GEORGE'S      ASNV       01     Missing                            FUNB TO NORWEST MISSING
51999C1        INLAND EMPIRE C      ASNV       01     Missing                            FUNB TO NORWEST MISSING
61999C1        NEW BRIGHTON MA      ASNV       01     Missing                            FUNB TO NORWEST MISSING
71999C1        CLARINBRIDGE         ASNV       01     Missing                            FUNB TO NORWEST MISSING
81999C1        ROYAL PALM KEY       ASNV       01     Missing                            FUNB TO NORWEST MISSING
91999C1        SADDLE CLUB          ASNV       01     Missing                            FUNB TO NORWEST MISSING
101999C1       CORAL KEY APART      ASNV       01     Missing                            FUNB TO NORWEST MISSING
111999C1       HAMILTON (5)         ASNV       01     Missing                            FUNB TO NORWEST MISSING
121999C1       HARBOUR KEY APA      ASNV       01     Missing                            FUNB TO NORWEST MISSING
131999C1       GARDENWOOD           ASNV       01     Missing                            FUNB TO NORWEST MISSING
141999C1       MCALLEN EMBASSY      ASNV       01     Missing                            FUNB TO NORWEST MISSING
151999C1       PANAMA CITY SQU      ASNV       01     Missing                            FUNB TO NORWEST MISSING
161999C1       THE MEADOWS AT       ASNV       01     Missing                            FUNB TO NORWEST MISSING
171999C1       POINTE NORTH AP      ASNV       01     Missing                            FUNB TO NORWEST MISSING
181999C1       PARK LEE APARTM      ASNV       01     Missing                            FUNB TO NORWEST MISSING
191999C1       DUTCH VILLAGE A      ASNV       01     Missing                            FUNB TO NORWEST MISSING
201999C1       LINCOLN PARK WE      ASNV       01     Missing                            FUNB TO NORWEST MISSING
211999C1       LOWE'S QUEENSBU      ASNV       01     Missing                            FUNB TO NORWEST MISSING

221999C1       9201 FOURTH AVE      ASNV       01     Missing                            FUNB TO NORWEST MISSING
231999C1       LOWES HATTIESBU      ASNV       01     Missing                            FUNB TO NORWEST MISSING
241999C1       VALLEY EAST PLA      ASNV       01     Missing                            FUNB TO NORWEST MISSING
251999C1       TOWAMENCIN SHOP      ASNV       01     Missing                            FUNB TO NORWEST MISSING
261999C1       HOLIDAY INN  -       ASNV       01     Missing                            FUNB TO NORWEST MISSING
271999C1       WESTLAKE VILLAG      ASNV       01     Missing                            FUNB TO NORWEST MISSING
281999C1       LEESBURG PLAZA       ASNV       01     Missing                            FUNB TO NORWEST MISSING
291999C1       GRASS VALLEY SH      ASNV       01     Missing                            FUNB TO NORWEST MISSING
301999C1       BUTLER RIDGE/BU      ASNV       01     Missing                            FUNB TO NORWEST MISSING
311999C1       NATCHEZ MALL         ASNV       01     Missing                            FUNB TO NORWEST MISSING
321999C1       GATEWAY SHOPPIN      ASNV       01     Missing                            FUNB TO NORWEST MISSING
331999C1       DYERSBURG MALL       ASNV       01     Missing                            FUNB TO NORWEST MISSING
341999C1       EDWARDS SUPERMA      ASNV       01     Missing                            FUNB TO NORWEST MISSING
351999C1       KELTON TOWERS        ASNV       01     Missing                            FUNB TO NORWEST MISSING
361999C1       ROCHESTER APART      ASNV       01     Missing                            FUNB TO NORWEST MISSING
371999C1       MOORINGS APARTM      ASNV       01     Missing                            FUNB TO NORWEST MISSING
381999C1       8578 SANTA MONI      ASNV       01     Missing                            FUNB TO NORWEST MISSING
391999C1       321 EAST 22ND S      ASNV       01     Missing                            FUNB TO NORWEST MISSING
401999C1       SUGARLOAF ESTAT      ASNV       01     Missing                            FUNB TO NORWEST MISSING
411999C1       HOLIDAY INN ROC      ASNV       01     Missing                            FUNB TO NORWEST MISSING
421999C1       HAMPTON INN-AIR      ASNV       01     Missing                            FUNB TO NORWEST MISSING
431999C1       THE CARLTON APA      ASNV       01     Missing                            FUNB TO NORWEST MISSING
441999C1       BETHLEHEM HAMPT      ASNV       01     Missing                            FUNB TO NORWEST MISSING
451999C1       ARROWHEAD APART      ASNV       01     Missing                            FUNB TO NORWEST MISSING
461999C1       CENTRE AT WOODS      ASNV       01     Missing                            FUNB TO NORWEST MISSING
471999C1       LEXINGTON DOWNS      ASNV       01     Missing                            FUNB TO NORWEST MISSING
481999C1       THE MONEY STORE      ASNV       01     Missing                            FUNB TO NORWEST MISSING
491999C1       MEADOWS MALL         ASNV       01     Missing                            FUNB TO NORWEST MISSING
501999C1       BUNZL HICKSVILL      ASNV       01     Missing                            FUNB TO NORWEST MISSING
511999C1       WESTGROVE APART      ASNV       01     Missing                            FUNB TO NORWEST MISSING
521999C1       HAMPTON INN MIA      ASNV       01     Missing                            FUNB TO NORWEST MISSING
531999C1       FOREST TOWERS        ASNV       01     Missing                            FUNB TO NORWEST MISSING
541999C1       WOODMONT CORNER      ASNV       01     Missing                            FUNB TO NORWEST MISSING
551999C1       THE MILLENIUM B      ASNV       01     Missing                            FUNB TO NORWEST MISSING
561999C1       STRATFORD SQUAR      ASNV       01     Missing                            FUNB TO NORWEST MISSING

571999C1       TURTLE CREEK AP      ASNV       01     Missing                            FUNB TO NORWEST MISSING
581999C1       BRIARWOOD HEALT      ASNV       01     Missing                            FUNB TO NORWEST MISSING
591999C1       MOTEL 6 1118 AU      ASNV       01     Missing                            FUNB TO NORWEST MISSING
601999C1       GATEWAY PLAZA        ASNV       01     Missing                            FUNB TO NORWEST MISSING
611999C1       THE PINES AT CA      ASNV       01     Missing                            FUNB TO NORWEST MISSING
621999C1       REDWOOD HEIGHTS      ASNV       01     Missing                            FUNB TO NORWEST MISSING
631999C1       BRIARWOOD            ASNV       01     Missing                            FUNB TO NORWEST MISSING
641999C1       RITE AID - CITR      ASNV       01     Missing                            FUNB TO NORWEST MISSING
651999C1       BEST WESTERN IN      ASNV       01     Missing                            FUNB TO NORWEST MISSING
661999C1       SOUTHEASTERN EY      ASNV       01     Missing                            FUNB TO NORWEST MISSING
671999C1       FRESH WAREHOUSI      ASNV       01     Missing                            FUNB TO NORWEST MISSING
681999C1       SUTTON PLAZA         ASNV       01     Missing                            FUNB TO NORWEST MISSING
691999C1       EMPIRE MEDICAL       ASNV       01     Missing                            FUNB TO NORWEST MISSING
701999C1       ASHWOOD PLACE        ASNV       01     Missing                            FUNB TO NORWEST MISSING
711999C1       BEST WESTERN MA      ASNV       01     Missing                            FUNB TO NORWEST MISSING
721999C1       BIRCHWOOD APART      ASNV       01     Missing                            FUNB TO NORWEST MISSING
731999C1       LA CRESTA SHOPP      ASNV       01     Missing                            FUNB TO NORWEST MISSING
741999C1       11640 KIOWA AVE      ASNV       01     Missing                            FUNB TO NORWEST MISSING
751999C1       MOTEL 6 1273 PO      ASNV       01     Missing                            FUNB TO NORWEST MISSING
761999C1       VALENCIA SHOPPI      ASNV       01     Missing                            FUNB TO NORWEST MISSING
771999C1       DEVILLE              ASNV       01     Missing                            FUNB TO NORWEST MISSING
781999C1       RIDGEWOOD APART      ASNV       01     Missing                            FUNB TO NORWEST MISSING
791999C1       FAIRFIELD INN -      ASNV       01     Missing                            FUNB TO NORWEST MISSING
801999C1       SILVER HILL APA      ASNV       01     Missing                            FUNB TO NORWEST MISSING
811999C1       KIRNWOOD             ASNV       01     Missing                            FUNB TO NORWEST MISSING
821999C1       MOTEL 6 352 RAP      ASNV       01     Missing                            FUNB TO NORWEST MISSING
831999C1       MILTON ROAD          ASNV       01     Missing                            FUNB TO NORWEST MISSING
841999C1       RAINBOW EXPRESS      ASNV       01     Missing                            FUNB TO NORWEST MISSING
851999C1       FAIRFIELD INN B      ASNV       01     Missing                            FUNB TO NORWEST MISSING
861999C1       THE HIGHLANDS        ASNV       01     Missing                            FUNB TO NORWEST MISSING
871999C1       PLANTERS CROSSI      ASNV       01     Missing                            FUNB TO NORWEST MISSING
881999C1       HAMILTONIAN GAR      ASNV       01     Missing                            FUNB TO NORWEST MISSING
891999C1       BENNINGTON SQUA      ASNV       01     Missing                            FUNB TO NORWEST MISSING
901999C1       DAYS INN CENTRA      ASNV       01     Missing                            FUNB TO NORWEST MISSING
911999C1       BOYKIN CENTER        ASNV       01     Missing                            FUNB TO NORWEST MISSING

921999C1       HULEN GARDENS        ASNV       01     Missing                            FUNB TO NORWEST MISSING
931999C1       DUVAL MANOR ASS      ASNV       01     Missing                            FUNB TO NORWEST MISSING
941999C1       THE LENOX            ASNV       01     Missing                            FUNB TO NORWEST MISSING
951999C1       SILVER BLUE LAK      ASNV       01     Missing                            FUNB TO NORWEST MISSING
961999C1       LAYTON CROSSING      ASNV       01     Missing                            FUNB TO NORWEST MISSING
971998C1       COMFORT INN - L      ASNV       01     Missing                            FUNB TO NORWEST MISSING
981999C1       CASTILIAN LAKE       ASNV       01     Missing                            FUNB TO NORWEST MISSING
991999C1       CVS WALTHAM MAI      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1001999C1      BEST WESTERN IN      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1011999C1      112, 114, 116,1      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1021999C1      GWINNETT PLACE       ASNV       01     Missing                            FUNB TO NORWEST MISSING
1031999C1      ST. JOHNS VILLA      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1041999C1      SPANISH OAKS         ASNV       01     Missing                            FUNB TO NORWEST MISSING
1051999C1      ABBEY APTS.          ASNV       01     Missing                            FUNB TO NORWEST MISSING
1061999C1      ROYAL PALMS          ASNV       01     Missing                            FUNB TO NORWEST MISSING
1071999C1      MOTEL 6 1261 HO      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1081999C1      BEST BUY STORE       ASNV       01     Missing                            FUNB TO NORWEST MISSING
1091999C1      DAYS INN OCEANS      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1101999C1      WELBY PARK ESTA      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1111999C1      MOTEL 6 284 SOU      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1121999C1      COOPERS POND AP      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1131999C1      ROUND GROVE CRO      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1141999C1      BEST WESTERN ST      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1151999C1      RITE AID LITTLE      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1161999C1      7 PERIMETER ROA      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1171999C1      CELLUAR ONE SHO      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1181998C1      GREENRIDGE APAR      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1191999C1      NAPLES PLACE         ASNV       01     Missing                            FUNB TO NORWEST MISSING
1201999C1      SUN CENTER           ASNV       01     Missing                            FUNB TO NORWEST MISSING
1211999C1      SIGNAL HILL APA      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1221999C1      LAKEVIEW TOWNHO      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1231999C1      GRANVILLE APTS.      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1241999C1      CHESAPEAKE STAT      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1251999C1      CHAPEL TRAIL CO      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1261999C1      GATEWAY PLAZA-L      ASNV       01     Missing                            FUNB TO NORWEST MISSING

1271999C1      48TH EXECUTIVE       ASNV       01     Missing                            FUNB TO NORWEST MISSING
1281999C1      BROOKSTONE MANO      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1291999C1      GARDENA WEST PA      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1301999C1      WESTGATE APARTM      ASNV       01     Missing                            METROPOLITAN FUNDING TO NORWEST
1311999C1      MIDTOWN MARKET       ASNV       01     Missing                            FUNB TO NORWEST MISSING
1321999C1      EZ8 MOTEL (GOOD      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1331999C1      GRANDVIEW PLAZA      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1341999C1      RITE AID NORFOL      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1351999C1      WALGREEN PEMBRO      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1361999C1      SAND COVE APART      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1371999C1      AMERIHOST INN /      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1381999C1      WALGREEN MELBOU      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1391999C1      GREENLAWN APART      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1401999C1      TENNESSEE VILLA      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1411999C1      HOLIDAY INN EXP      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1421999C1      NEW MEADOWBROOK      ASNV       01     Missing                            METROPOLITAN FUNDING TO NORWEST
1431999C1      RITE AID SAGINA      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1441999C1      RITE AID DOVER       ASNV       01     Missing                            FUNB TO NORWEST MISSING
1451999C1      MOTEL 6 134 SAN      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1461999C1      TOWN WEST PLAZA      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1471999C1      VINTAGE SQUARE       ASNV       01     Missing                            FUNB TO NORWEST MISSING
1481999C1      RITE AID - DIXI      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1491999C1      COHANNET VILLAG      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1501999C1      SHELBOURNE TOWE      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1511999C1      HOLIDAY INN EXP      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1521999C1      WALGREEN JACKSO      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1531999C1      SOUTHAMPTON APA      ASNV       01     Missing                            METROPOLITAN FUNDING TO NORWEST
1541999C1      4600 N. HARLEM       ASNV       01     Missing                            FUNB TO NORWEST MISSING
1551999C1      SOUTHERN PINES       ASNV       01     Missing                            FUNB TO NORWEST MISSING
1561999C1      BOCA WINDS           ASNV       01     Missing                            FUNB TO NORWEST MISSING
1571999C1      WILSON SQUARE S      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1581999C1      GLENSIDE KMART       ASNV       01     Missing                            FUNB TO NORWEST MISSING
1591999C1      BEST WESTERN IN      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1601999C1      COMFORT INN TRO      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1611999C1      ECKERD POMPANO       ASNV       01     Missing                            FUNB TO NORWEST MISSING

1621999C1      WALGREEN HIALEA      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1631999C1      VILLA EAST           ASNV       01     Missing                            FUNB TO NORWEST MISSING
1641999C1      COMCAST DATA CE      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1651999C1      F & W OFFICE PA      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1661999C1      WALGREENS FT WO      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1671999C1      RITE AID LOUISV      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1681999C1      WARNER SELF STO      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1691999C1      ECKERD - CHARLO      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1701999C1      1021/1101/1103-      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1711999C1      COUNTRY CLUB ES      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1721999C1      SACK AND SAVE G      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1731999C1      RITE AID - PORT      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1741999C1      THRIPPENCE           ASNV       01     Missing                            FUNB TO NORWEST MISSING
1751999C1      SALEM PINES APA      ASNV       01     Missing                            METROPOLITAN FUNDING TO NORWEST
1761999C1      GASTON MANOR         ASNV       01     Missing                            FUNB TO NORWEST MISSING
1771999C1      FOX RUN              ASNV       01     Missing                            FUNB TO NORWEST MISSING
1781999C1      RAMADA LIMITED       ASNV       01     Missing                            FUNB TO NORWEST MISSING
1791999C1      ELMS APARTMENT       ASNV       01     Missing                            FUNB TO NORWEST MISSING
1801999C1      MARLAINE NORTH       ASNV       01     Missing                            FUNB TO NORWEST MISSING
1811999C1      WOODBINE GARDEN      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1821999C1      ARBOR APARTMENT      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1831999C1      SHOPPES AT HOME      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1841999C1      1025 W. ST. GEO      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1851999C1      TOWER PLAZA          ASNV       01     Missing                            FUNB TO NORWEST MISSING
1861999C1      MARINA SHORES S      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1871999C1      HILLTOP APARTME      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1881999C1      103 HEMENWAY         ASNV       01     Missing                            ARBOUR NATIONAL COMMERCIAL MORTG TO NORWEST
1891999C1      RITE AID BATTLE      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1901999C1      ENGLISH GARDEN       ASNV       01     Missing                            FUNB TO NORWEST MISSING
1911999C1      2995 BASELINE O      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1921999C1      GRANDVIEW PLAZA      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1931999C1      MADISON SQUARE       ASNV       01     Missing                            FUNB TO NORWEST MISSING
1941999C1      HICKORY MANOR        ASNV       01     Missing                            FUNB TO NORWEST MISSING
1951999C1      MICHIGAN MARKET      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1961999C1      COMFORT INN MAX      ASNV       01     Missing                            FUNB TO NORWEST MISSING

1971999C1      THE CROSSINGS A      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1981999C1      CVS  COLUMBIA S      ASNV       01     Missing                            FUNB TO NORWEST MISSING
1991999C1      SANTA BARBARA A      ASNV       01     Missing                            FUNB TO NORWEST MISSING
2001999C1      HAWS MEMORIAL N      ASNV       01     Missing                            FUNB TO NORWEST MISSING
2011999C1      ECKERD DRUGSTOR      ASNV       01     Missing                            FUNB TO NORWEST MISSING
2021999C1      LAKE PLACID INN      ASNV       01     Missing                            FUNB TO NORWEST MISSING
2031999C1      HILLTOP HOUSE A      ASNV       01     Missing                            FUNB TO NORWEST MISSING
2041999C1      CVS YORK RICHLA      ASNV       01     Missing                            FUNB TO NORWEST MISSING
2051999C1      PENDELTON PINES      ASNV       01     Missing                            FUNB TO NORWEST MISSING
2061999C1      PIGGLY WIGGLY        ASNV       01     Missing                            FUNB TO NORWEST MISSING
2071999C1      CVS ROCHESTER H      ASNV       01     Missing                            FUNB TO NORWEST MISSING
2081999C1      PARK SOUTH APAR      ASNV       01     Missing                            FUNB TO NORWEST MISSING
2091999C1      SPRUCEMONT APAR      ASNV       01     Missing                            FUNB TO NORWEST MISSING
2101999C1      ABERCORN STREET      ASNV       01     Missing                            FUNB TO NORWEST MISSING
2111999C1      WINTERFIELD          ASNV       01     Missing                            FUNB TO NORWEST MISSING
2121999C1      HAZEL MINI STOR      ASNV       01     Missing                            FUNB TO NORWEST MISSING
2131999C1      29 CORNELIA STR      ASNV       01     Missing                            MULTI LOAN MC TO NORWEST
2141999C1      2420 ROSWELL         ASNV       01     Missing                            FUNB TO NORWEST MISSING
2151999C1      ASHTON PINES/SU      ASNV       01     Missing                            FUNB TO NORWEST MISSING
2161999C1      COLONIAL HEALTH      ASNV       01     Missing                            FUNB TO NORWEST MISSING
2171999C1      LITTLE LOTTS CR      ASNV       01     Missing                            FUNB TO NORWEST MISSING
2181999C1      PARK REGENCY AP      ASNV       01     Missing                            METROPOLITAN FUNDING TO NORWEST
2191999C1      KNOLLWOOD APART      ASNV       01     Missing                            FUNB TO NORWEST MISSING
2201999C1      IHOP DOUGLASVIL      ASNV       01     Missing                            FUNB TO NORWEST MISSING
2211999C1      415-417 DAVIS;       ASNV       01     Missing                            FUNB TO NORWEST MISSING
2221999C1      TIMBER TRAILS        ASNV       01     Missing                            FUNB TO NORWEST MISSING
2231999C1      THE LANDINGS         ASNV       01     Missing                            FUNB TO NORWEST MISSING
2241999C1      825 & 835 WISCO      ASNV       01     Missing                            FUNB TO NORWEST MISSING
2251999C1      GASTONIA VILLAG      ASNV       01     Missing                            FUNB TO NORWEST MISSING
2261999C1      SEARS UNION CEN      ASNV       01     Missing                            FUNB TO NORWEST MISSING
2271999C1      OAK KNOLL NURSI      ASNV       01     Missing                            FUNB TO NORWEST MISSING
2281999C1      VISTA BONITA AP      ASNV       01     Missing                            FUNB TO NORWEST MISSING
2291999C1      AZALEA APARTMEN      ASNV       01     Missing                            FUNB TO NORWEST MISSING
2301999C1      CVS/REVCO DRUGS      ASNV       01     Missing                            FUNB TO NORWEST MISSING
2311999C1      RENE VILLAGE         ASNV       01     Missing                            LIBERTY TO NORWEST

2321999C1      VANDERMERE MOBI      ASNV       01     Missing                            FUNB TO NORWEST MISSING
2331999C1      ASHTON POINTE/E      ASNV       01     Missing                            FUNB TO NORWEST MISSING
2341999C1      925 BRYANT STRE      ASNV       01     Missing                            FUNB TO NORWEST MISSING
2351999C1      SCARBOROUGH MEW      ASNV       01     Missing                            FUNB TO NORWEST MISSING
2361999C1      131-133 NORWOOD      ASNV       01     Missing                            FUNB TO NORWEST MISSING
2371999C1      CONVENT AVE.         ASNV       01     Missing                            METROPOLITAN FUNDING TO NORWEST
2381999C1      SHARON ARMS          ASNV       01     Missing                            FUNB TO NORWEST MISSING
30A1999C1      BUTLER ARMS          ASNV       01     Missing                            FUNB TO NORWEST MISSING
30B1999C1      BUTLER RIDGE         ASNV       01     Missing                            FUNB TO NORWEST MISSING

                                    Exhibit C

                                 Form of Opinion



          I have acted as counsel to First Union National Bank ("FUNB"). First Union Commercial Mortgage Securities, Inc. will acquire certain mortgage loans from FUNB pursuant to the Mortgage Loan Purchase Agreement, dated as of December 1, 1998 (the "Mortgage Loan Purchase Agreement"). Capitalized terms used but not defined herein shall have the meanings set forth in the Mortgage Loan Purchase Agreement.

          You have asked for my opinion regarding the due authorization of FUNB to enter into the Mortgage Loan Purchase Agreement.

          As to matters of fact material to this opinion, I have relied, without independent investigation on (i) the representations and warranties of FUNB in the Mortgage Loan Purchase Agreement, (ii) relevant resolutions of the Board of Directors of FUNB, (iii) certificates of responsible officers of FUNB and (iv) certificates of public officials.

          In this connection, I have examined or have caused to be examined on my behalf, a copy of the Mortgage Loan Purchase Agreement and such other documents and instruments which I have deemed necessary or appropriate in connection with this opinion.

          I have relied on originals or copies, certified or otherwise identified to my satisfaction, of the certificate of incorporation and by-laws of FUNB, records of proceedings taken by FUNB, and such other corporate documents and records of FUNB, and have made such other investigations as I have deemed relevant or necessary for the purpose of this opinion. I have assumed, without independent investigation, the genuineness of all signatures (other than those of officers of FUNB), the authenticity of all documents submitted to me as originals and the conformity to original documents of all documents submitted to me as certified, conformed or reproduction copies.

          On the basis of and subject to the foregoing, it is my opinion that:

          (1) FUNB is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the corporate power and authority to transact the business contemplated by the Mortgage Loan Purchase Agreement, and it has the requisite corporate power and authority to. execute and deliver the Mortgage Loan Purchase Agreement and to perform and observe the terms and conditions thereof.

          (2) The Mortgage Loan Purchase Agreement has been duly authorized, executed and delivered by FUNB.

          (3) The execution, delivery and performance by FUNB of the Mortgage Loan Purchase Agreement will not conflict with, result in a breach of, or constitute a default under any material term of FUNB's certificate of incorporation or bylaws, any term or provision of any material contract, agreement or other instrument known to me to which FUNB is a party or by which it is bound, or, to the best of my knowledge without independent investigation, any order, judgment, writ, injunction or decree known to me of any court or governmental authority having jurisdiction over FUNB.

          (4) The Mortgage Loan Purchase Agreement constitutes, assuming due authorization, execution and delivery by the other party thereto, the valid and binding obligation of FUNB enforceable against FUNB in accordance with its terms, except as such enforcement may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, (b) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (c) limitations of public policy under applicable securities laws as to rights of indemnity thereunder.

          In furnishing the foregoing opinions, I express no opinion other than as to the general corporation law of the State of Delaware, the law of the State of New York and the federal law of the United States of America.

          This opinion is being delivered to you for your sole use in connection with the above-referenced transactions and may not be used or relied upon by any other person, firm or entity in any other context for any other purpose. This opinion may not be quoted in whole or in part, nor may copies be furnished or delivered to any other person without the consent of FUNB except that you may furnish copies to (i) your independent auditors and attorneys, (ii) any United States, state or local authority having jurisdiction over you, (iii) pursuant to the order of any legal process of any court of competent jurisdiction or governmental agency, and (iv) in connection with any legal action arising in connection with the above-referenced transactions.

                                                 Very truly yours,